AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 26, 2026

REGISTRATION NOS. 033-79858

811-08544

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
PRE-EFFECTIVE AMENDMENT NO.	☐
POST-EFFECTIVE AMENDMENT NO. 140	☒
AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
AMENDMENT NO. 141	☒

INVESTMENT MANAGERS SERIES TRUST III

(Exact Name of Registrant as Specified in Charter)

235 West Galena Street

Milwaukee, Wisconsin 53212

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (626) 385-5777

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

(Name and Address of Agent for Service)

COPIES TO:

Laurie Anne Dee

Morgan, Lewis & Bockius LLP

600 Anton Boulevard, Suite 1800

Costa Mesa, California 92626

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485; or
☒	on January 31, 2026 pursuant to paragraph (b) of Rule 485; or
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485;
☐	on _______________ pursuant to paragraph (a)(1) of Rule 485; or
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485; or
☐	on _______________ pursuant to paragraph (a)(2) of Rule 485; or
☐	on _______________ pursuant to paragraph (a)(3) of Rule 485.

If appropriate, check the following box:

☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FPA Global Equity ETF
(FPAG)

PROSPECTUS

January 31, 2026

This Prospectus provides important information about the FPA Global Equity ETF (the "Fund") that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (the "Exchange").

https://fpag.fpa.com	(800	) 982-4372

Distributor:

DISTRIBUTION SERVICES, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

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SUMMARY SECTION—FPA GLOBAL EQUITY ETF

Investment Objective

The FPA Global Equity ETF (the "Fund") seeks long-term growth of principal and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Shares"). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.86%
Fee Waiver and Expense Reimbursement[1]	(0.37)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.49%

1  The Fund's investment adviser has contractually agreed to limit Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser))), to 0.49% of the Fund's average daily net assets through January 31, 2027. The adviser may recoup any operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. In addition, the adviser may seek reimbursement from the Fund of fees waived or payments made by the adviser to the Predecessor Fund (defined below) prior to the Predecessor Funds reorganization for a period ending three years after the date of the waiver or payment if such recoupment can be achieved within the lesser of the foregoing expense limited and the expense limits in place at the time of the recoupment. This agreement may only be terminated before its expiration date by the Board of Trustees of Investment Managers Series Trust III.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. The example reflects the Fund's contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

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Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
One Year	Three Years	Five Years	Ten Years
$50	$237	$440	$1,027

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the fiscal year ended September 30, 2025, the Fund's portfolio turnover rate was 14% of the average value of its portfolio. The Fund's portfolio turnover rate may vary from year to year as well as within a year.

Principal Investment Strategies

Although the Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities, the Fund's investment adviser, First Pacific Advisors, LP (the "Adviser"), expects to invest, under normal circumstances, at least 95% of the Fund's assets in equity securities. The Fund invests primarily in publicly traded common stocks of mid- and large-cap U.S. and non-U.S. companies, including companies in emerging market countries. The Fund defines mid- and large-cap companies to be those with market capitalizations equal to or greater than $10 billion at the time of initial purchase. These securities may be traded on major stock exchanges, regional stock exchanges, over-the-counter markets and other quotation systems. Under normal circumstances, the Fund expects to invest at least 40% of its total assets in equity securities of non-U.S. issuers (i.e., if the issuer is headquartered outside the United States, if at least 50% of its assets are outside the United States, or if at least 50% of its gross income is from non-U.S. sources). The equity securities held by the Fund may include common stocks, preferred stocks, and depositary receipts (including those paying dividends).

The Adviser manages the Fund's portfolio according to its Contrarian Value Equity Strategy, which seeks to invest in companies that currently appear out of favor or are undervalued by the stock market, including those mired in bad news according to media headlines, but have a favorable outlook for long-term total return (growth of principal and income), in the Adviser's estimation, over a period of five to ten years. The Adviser conducts deep research into the underlying financial condition and prospects of individual companies, including potential future earnings, cash flow, and dividends to shareholders. The Adviser consults with Wall Street professionals, industry consultants and the target company's customers, competitors and executives to understand the company's potential. The Adviser may, as part of its research, review current and historic SEC filings, conference call transcripts, and relevant periodicals to gain a full picture of the company.

After identifying target companies for the Fund, the Adviser selects the companies the equity securities of which are offered at a "substantial discount" to the Adviser's estimation of the company's worth or intrinsic value. In seeking a "substantial discount," the Adviser looks for genuine bargains by seeking securities it believes have a compelling economic risk/reward

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proposition on an absolute basis rather than relative to companies in the same industry, or a comparative index or benchmark. The Adviser may sell a security if its market price exceeds the Adviser's estimate of its intrinsic value, or if its economic risk/reward proposition is no longer compelling or less compelling than that of other investments identified by the Adviser. In seeking to achieve the Fund's investment objective, the Adviser may, at times, accept market volatility in the Fund's share price and short-term Fund underperformance.

Principal Risks

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Equity Risk. Equity securities, generally common stocks, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility, either globally or in any jurisdiction in which the Fund invests, may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities.

Large-Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Companies Risk. The earnings and prospects of mid-capitalization sized companies are more volatile than those of larger companies and they may experience higher failure rates than larger companies. Mid-capitalization companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Foreign Securities Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund's foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

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Emerging Market Securities Risk. The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund's investment strategy. The Fund's performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies.

Depositary Receipts Risk. Investing in depositary receipts may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards. Unsponsored depositary receipts held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is less information available about unsponsored depositary receipts than sponsored depositary receipts; unsponsored depositary receipts are also not obligated to pass through voting rights to the Fund.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company's creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geo-political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

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ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF's structure, it is exposed to the following risks:

•  Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to process creation or redemption orders, Shares may trade at a discount to the Fund's net asset value ("NAV") and possibly face delisting.

•  Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•  Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's NAV and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund Shares.

•  Fluctuation of NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund's NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund Shares may decrease considerably and cause the market price of Fund Shares to deviate significantly from the Fund's NAV.

•  Market Price Could Vary From NAV Due to Foreign Holdings. The Fund may hold shares of non-U.S. securities traded in local markets that close at a different time than the Exchange. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the Exchange is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the

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closed foreign market. This could lead to differences between the market price of the Fund's Shares and the underlying value of the Fund Shares. These differences can be magnified during times of significant market activity.

•  Trading Issues Risk. Although the Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

•  Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid-ask spread." The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•  Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Active Management Risk. The Fund is actively managed by its portfolio managers. There is a risk that an investment technique used by the Fund's portfolio managers may fail to produce the intended result. The Adviser's judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund's performance and cause it to underperform relative to other funds with similar investment goals or not to achieve its investment goal.

Issuer-Specific Changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

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Headline Risk. The Fund may invest in companies that are at the center of controversy because of negative media attention regarding its operations, long-term prospects, or management which may cause short-term underperformance.

Non-Diversified Risk. The Fund intends to invest in a variety of securities and instruments, but the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund's volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund's performance.

Value Investing Risk. The Adviser's assessment of a stock's intrinsic value may never be fully recognized or realized by the market, and a stock judged to be undervalued or overvalued may actually be appropriately priced or its price may decline.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund's NAV per share to experience significant increases or declines in value over short periods of time.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks' interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars, or threats of war and aggression, such as Russia's invasion of Ukraine and the conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund's investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States' relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder's ability to exchange or redeem Fund shares may be affected. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

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Performance

The Fund commenced operations and acquired the assets and liabilities of the FPA Global Equity ETF, a series of Northern Lights Fund Trust III (the "Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Fund, on April 26, 2024. As a result of the acquisition, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the bar chart and the performance table below for the periods through April 26, 2024, reflect the performance of the Predecessor Fund.

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on NAV compared with those of the MSCI All Country World Index ("ACWI") (Net), a broad-based securities market index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund's performance information is accessible on the Fund's website at https://fpag.fpa.com or by calling (800) 982-4372.

Calendar-Year Total Return (before taxes)
For each calendar year at NAV

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

Highest Calendar Quarter Return at NAV  12.54%  Quarter Ended 12/31/2022

Lowest Calendar Quarter Return at NAV  (15.60)%  Quarter Ended 6/30/2022
Average Annual Total Returns (for periods ended December 31, 2025)	One Year	Since Inception (12/16/21)
Return before taxes	25.52%	12.05%
Return after taxes on distributions[1]	24.42%	11.53%
Return after taxes on distributions and sale of Fund shares[1]	15.05%	9.34%
MSCI ACWI (Net) (reflects no deductions for fees, expenses or taxes)[2]	22.34%	9.85%

1  After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation

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and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2  The MSCI ACWI (Net) is a stock index designed to track broad global equity-market performance. Maintained by Morgan Stanley Capital International (MSCI), the index comprises the stocks of nearly 3,000 companies from 23 developed countries and 25 emerging markets. Investors cannot invest directly in an index.

Management

Investment Adviser

First Pacific Advisors, LP serves as the Fund's investment adviser.

Portfolio Managers

Mark Landecker, CFA, Partner of the Adviser, and Brian A. Selmo, CFA, Partner of the Adviser, serve as portfolio managers of the Fund. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund and has served as portfolio manager of the Predecessor Fund since its inception in December 2021, and for the Fund since the reorganization of the Predecessor Fund on April 26, 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called "Creation Units." Each Creation Unit is 25,000 Shares. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund's Shares may trade at a price greater than (premium) or less than (discount) the Fund's NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the "bid-ask spread"). Recent information, including the Fund's NAV, market price, premiums and discounts, and bid-ask spreads, is available online at https://fpag.fpa.com.

Tax Information

The Fund's distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Distribution Services, LLC, the Fund's distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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Additional Information about the Fund's Principal Investment Strategies and Risks

The Fund is a series of Investment Managers Series Trust III (the "Trust") and is regulated as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Fund's Statement of Additional Information ("SAI") are non-fundamental and may be changed by the Board of Trustees of the Trust (the "Board") without shareholder approval. If there is a material change to the Fund's investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser expects to invest, under normal circumstances, at least 95% of the Fund's assets in equity securities. The Fund invests primarily in publicly traded common stocks of mid- and large-cap U.S. and non-U.S. companies, including companies in emerging market countries. The Fund defines mid- and large-cap companies to be those with market capitalizations equal to or greater than $10 billion at the time of initial purchase. These securities may be traded on major stock exchanges, regional stock exchanges, over-the-counter markets and other quotation systems. Under normal circumstances, the Fund expects to hold approximately 20-50 positions. Under normal circumstances, the Fund expects to invest at least 40% of its total assets in equity securities of non-U.S. issuers (i.e., if the issuer is headquartered outside the United States, if at least 50% of its assets are outside the United States, or if at least 50% of its gross income is from non-U.S. sources).

Although the Adviser expects to invest at least 95% of the Fund's assets in equity securities under normal circumstances, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities. The Fund may change its 80% policy upon 60 days' written notice to its shareholders.

The equity securities held by the Fund include common stocks, preferred stocks, and depositary receipts (including those paying dividends). The depositary receipts in which the Fund invests include American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs and GDRs are negotiable receipts similar to stock certificates issued by a depositary bank. The receipts evidence depositary securities, which in turn evidence underlying securities of a foreign issuer deposited with a custodian bank in the foreign issuer's home country.

The Adviser manages the Fund's portfolio according to its Contrarian Value Equity Strategy, which seeks to invest in companies that currently appear out of favor or are undervalued by the stock market, including those mired in bad news according to media headlines, but have a favorable outlook for long-term total return (growth of principal and income) in the Adviser's estimation over five to ten years. The Adviser conducts deep research into the underlying financial condition and prospects of individual companies, including potential future earnings, cash flow, and dividends to shareholders. The Adviser consults with Wall Street professionals, industry consultants and the target company's customers, competitors and executives to understand the company's potential.

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The Adviser may, as part of its research, review current and historic SEC filings, conference call transcripts, and relevant periodicals to gain a full picture of the company. Various other factors, including financial strength, economic condition, competitive advantage, quality of the business franchise, and the reputation, experience, and competence of a company's management are also considered in developing the Adviser's outlook.

The Adviser looks for businesses that are generally leaders in their industries, with significant competitive strengths, solid balance sheets, and shareholder-centric managements ("Compounder Investments") to meet the Fund's investment objective. The Adviser also looks for and considers companies that may be of a lesser quality than Compounder Investments but that it believes possess upside potential that exceeds downside potential. The Adviser may also consider investing in special situations such as spin-offs, holding companies, and various other long opportunities.

After identifying target companies for the Fund, the Adviser selects the companies the equity securities of which are offered at a "substantial discount" to the Adviser's estimate of the company's worth or intrinsic value. In seeking a "substantial discount," the Adviser does not just seek securities that are priced lower than others, but looks for genuine bargains by seeking securities it believes have a compelling economic risk/reward proposition on an absolute basis rather than relative to companies in the same industry, or a comparative index or benchmark. The Adviser may sell a security if its market price exceeds the Adviser's estimate of its intrinsic value, or if its economic risk/reward proposition is no longer compelling or less compelling than that of other investments identified by the Adviser. In seeking to achieve the Fund's investment objective, the Adviser may, at times, accept market volatility in the Fund's share price and short-term Fund underperformance.

TEMPORARY DEFENSIVE POSITIONS

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in cash, cash equivalents, high-quality short-term debt securities, and money market instruments. These short-term debt securities and money market instruments include: shares of money market mutual funds, commercial paper, certificates of deposit, bankers' acceptances, U.S. government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for cash positions, there will be some duplication of expenses because the Fund pays a proportional amount of such money market funds' advisory fees and operational fees. The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

PRINCIPAL RISKS

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

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Equity Risk. Equity securities, generally common stocks, held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment. Sustained periods of market volatility may increase the risks associated with an investment in the Fund. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs or factors directly related to a specific company, such as decisions made by its management.

Common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock is subordinated to preferred stocks, bonds, and other debt instruments in a company's capital structure, in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Large-Capitalization Companies Risk. The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.

Mid-Capitalization Companies Risk. The stocks of mid-capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Foreign Securities Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund's foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax

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laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. As a result, the Fund may be exposed to greater risk and will be more dependent on the Adviser's ability to assess such risk than if the Fund invested solely in more developed countries.

Emerging Market Securities Risk. The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Many of the risks with respect to foreign investments are more pronounced for investments in issuers in developing or emerging market countries. The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. There may also be less reliable or publicly-available information about emerging markets due to non-uniform regulatory, auditing or financial recordkeeping standards, which could cause errors in the implementation of the Fund's investment strategy. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. The Fund's performance may depend on issues other than those that affect U.S. companies and may be adversely affected by different rights and remedies associated with emerging market investments, or the lack thereof, compared to those associated with U.S. companies. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

Depositary Receipts Risk. Depositary receipts are equity securities traded on U.S. and foreign exchanges that are generally issued by banks or trust companies to evidence ownership of foreign equity securities. Depositary receipts may be issued in sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Investing in depositary receipts may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable government and economies, and non-uniform accounting, auditing and financial reporting standards. Additionally, unsponsored depositary receipts held by the Fund are frequently under no obligation to distribute shareholder communications received from the underlying issuer, and there is even less information publicly-available about unsponsored depositary receipts than sponsored depositary receipts; unsponsored depositary receipts are also not obligated to pass through voting rights to the Fund.

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Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer's creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company's preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Adviser. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF's structure, it is exposed to the following risks:

•  Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to process creation or redemption orders, Shares may trade at a discount to the Fund's NAV and possibly face delisting.

•  Cash Transaction Risk. To the extent the Fund sells portfolio securities to meet some or all of a redemption request with cash, the Fund may incur taxable gains or losses that it might

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not have incurred had it made redemptions entirely in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•  Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's NAV and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund's NAV and the Fund's market price. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund Shares.

•  Fluctuation of NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of Shares will approximate the Fund's NAV, there may be times when the market prices of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund Shares may decrease considerably and cause the market price of Fund Shares to deviate significantly from the Fund's NAV.

•  Market Price Could Vary From NAV Due to Foreign Holdings. The Fund may hold shares of non-U.S. securities traded in local markets that close at a different time than the Exchange. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the Exchange is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. This could lead to differences between the market price of the Fund's Shares and the underlying value of the Fund Shares. These differences can be magnified during times of significant market activity.

•  Trading Issues Risk. Although the Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

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•  Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid-ask spread." The bid-ask spread varies over time for shares based on trading volume and market liquidity, and the spread is generally lower if shares have more trading volume and market liquidity and higher if shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling shares, including bid-ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Issuer-Specific Changes. The value of an individual security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. A particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Active Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The Adviser's skill in choosing appropriate investments for the Fund will determine, in part, the Fund's ability to achieve its investment objective. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers' opinions about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. The portfolio manager's judgments about the growth, value or potential appreciation of an investment may prove to be incorrect or fail to have the intended results, which could adversely impact the Fund's performance and cause it to underperform relative to other funds with similar investment goals, or not to achieve its investment goal. In addition, the Fund may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Fund's performance. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including a portfolio manager, could have an adverse impact on the Fund's ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

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Headline Risk. The Fund may invest in companies that are at the center of controversy because of negative media attention regarding its operations, long-term prospects, or management which may cause short-term underperformance.

Non-Diversified Risk. Investments focused in sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are closely correlated are subject to greater overall risk than investments that are more diversified or whose prices are not as closely correlated. The Fund intends to invest in a variety of securities and instruments, but the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund's volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund's performance.

Value Investing Risk. The stocks in which the Fund invests may not be undervalued as expected. The Adviser's assessment of an equity security's intrinsic value may never be fully recognized or realized by the market, and an equity security judged to be undervalued or overvalued may actually be appropriately priced or its price may move in the wrong direction. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, value-oriented funds may underperform when growth investing is in favor.

Volatility Risk. The Fund may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Fund's NAV per share to experience significant increases or declines in value over short periods of time. Because the Adviser seeks to invest in companies that have a favorable outlook for long-term growth, generally over five to ten years, short-term investors may not reap the full benefits of the Fund's investment strategy.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks' interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, some countries and regions in which the Fund may invest have experienced security concerns; wars or threats of war and aggression, such as Russia's invasion of Ukraine and conflicts among nations and militant groups in the Middle East; terrorism; economic uncertainty; natural and environmental disasters; and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund's investments.

Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. In particular, the imposition of tariffs could

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lead to retaliatory tariffs by foreign countries, increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The new administration has also sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts may have a negative impact on the Fund or on markets generally.

In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.

In addition, raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, and prevent shareholders from redeeming their shares. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Disclosure of Portfolio Holdings

The Fund's portfolio holdings will be disclosed each day on its website at https://fpag.fpa.com. A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI, which is available at https://fpag.fpa.com. Currently, disclosure of the Fund's holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund's Financials and Other Information, which is included in the Fund's Form N-CSR filings, and in its monthly holdings report on Form N-PORT. For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.

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Management of the Fund

The Fund is a series of the Trust, an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust's officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

First Pacific Advisors, LP, located at 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245, serves as the investment adviser for the Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser manages accounts for individuals and institutions as well as the Fund. As of December 31, 2025, the Adviser had approximately $31.9 billion in assets under management. Subject to the oversight of the Board, the Adviser is responsible for managing the Fund's investments, placing trade orders and providing related administrative services and facilities under an advisory agreement between the Fund and the Adviser (the "Investment Advisory Agreement").

Portfolio Managers

The Fund is managed on a day-to-day basis by Mark Landecker, CFA, Partner of the Adviser; and Brian A. Selmo, CFA, Partner of the Adviser (collectively, the "Portfolio Managers").

Mr. Landecker joined the Adviser in 2009. Prior to joining the Adviser, he served as portfolio manager at both Kinney Asset Management and Arrow Investments, Inc., and as associate at TD Capital and PricewaterhouseCoopers. Mr. Landecker earned a BBA (with honors) from the Schulich School of Business at York University in Toronto. He is a CFA charterholder.

Mr. Selmo joined the Adviser in 2008 where he serves as Director of Research in addition to his role as portfolio manager. Prior to joining the Adviser, Mr. Selmo was founder and managing member of Eagle Lake Capital, LLC and a portfolio manager of its predecessor. Prior to that, he was an analyst at Third Avenue Management and Rothschild, Inc. Mr. Selmo earned a bachelor's degree in economics (with honors) from The John Hopkins University, where he graduated Phi Beta Kappa. He is a CFA charterholder.

The Fund's SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed and ownership of Shares.

Management Fee

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser an annual advisory fee of 0.70% of the Fund's average daily net assets to be paid on a monthly basis. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and statements of additional information to shareholders, certain financial accounting services, taxes or governmental

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fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustees and shareholders meetings.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement is available in the Fund's Form N-CSR for the fiscal year ended September 30, 2025.

The Adviser has contractually agreed to limit the Fund's total annual fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))), to 0.49% of the Fund's average daily net assets through January 31, 2027. The Adviser may recoup operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated by the Board only on 60 days' written notice to the Adviser. In addition, the Adviser may seek reimbursement from the Fund of fees waived or payments made by the Adviser to the Predecessor Fund prior to the Predecessor Fund's reorganization for a period ending three years after the date of the waiver or payment if such recoupment can be achieved within the lesser of the foregoing expense limited and the expense limits in place at the time of the recoupment.

During the period ended September 30, 2025, the Fund paid an aggregate percentage of its average net assets to the Adviser of 0.25% (after fee waivers and reimbursements).

Buying and Selling Fund Shares

Fund Shares are listed for trading on the Exchange. When you buy or sell the Fund's Shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such Shares. A "Business Day" with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the Exchange, on each day the Exchange is open for trading. If for example, the Exchange closes at 1:00 p.m. Eastern time, the Fund's NAVs would still be determined as of 4:00 p.m. Eastern time. In this example, portfolio securities traded on the Exchange would be valued at their closing prices unless the Adviser determines that a "fair value" adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund's NAV may be calculated earlier if permitted by the SEC.

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The Exchange is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund's NAV on those days.

The Fund's securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund's portfolio investments, subject to the Board's oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund's pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security's fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Adviser, and may result in a different price being used in the calculation of the Fund's NAV from quoted or published prices for the same securities. Fair value determinations are made by the Adviser, in good faith, in accordance with procedures approved by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Other types of portfolio securities that the Adviser may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including "restricted" securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund's investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

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Availability of Information

Each Business Day, the following information will be available at https://fpag.fpa.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund's NAV per share; (ii) the Fund's NAV per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund's shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund's median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund's premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund's premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

Dividends, Distributions and Taxes

Fund Distributions

The Fund pays out dividends from its net investment income quarterly and distributes its net capital gains, if any, to investors at least annually. The Fund may also make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

Dividend Reinvestment Service

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If

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you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than distributions the Fund reports as "qualified dividend income," are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund's net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund's capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as "qualified dividend income" may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund's qualified dividend income and/or if certain other requirements are satisfied. "Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

If, at the time you purchase Shares of the Fund, the Fund has recognized gain or income and has not yet distributed that gain or income or the Fund has unrealized gain in its assets, you may subsequently receive a portion of your purchase price back as a taxable dividend.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder's "net investment income" for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as "interest-related dividends" or "short-term capital gain dividends" are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup

25

withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as "FATCA," unless certain non-U.S. entities that hold shares comply with Internal Revenue Service ("IRS") requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund's investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a

26

basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Distributor

Distribution Services, LLC, located at 190 Middle Street, Suite 301, Portland, Maine 04101 serves as the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

Fund Service Providers

Co-Administrators. UMB Fund Services, Inc. ("UMBFS"), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC ("MFAC"), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the "Co-Administrators"), serve as co-administrators for the Fund. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on the Fund's average daily net assets, which is paid by the Adviser.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund's transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund's custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund's daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP, Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, serves as the Fund's independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

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Additional Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares of the Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund's Prospectus is available on the SEC's electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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Financial Highlights

The Fund's Financial Highlights information for the fiscal year ended September 30, 2025, is incorporated in this Prospectus by reference to the Fund's Annual Financials and Other Information, which are included as part of the Fund's most recent Form N-CSR filing. The Fund's Form N-CSR filings can be located on the SEC's website, and the Fund's Annual Financials and Other Information are available upon request (see back cover).

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Investment Adviser
First Pacific Advisors, LP
2101 E. El Segundo Blvd., Suite 301
El Segundo, California 90245

Fund Co-Administrators
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Custodian, Transfer Agent and Fund Accountant
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

Distributor
Distribution Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Counsel to the Trust and Independent Trustees
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 S. 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

FPA Global Equity ETF

A series of Investment Managers Series Trust III

FOR MORE INFORMATION

Annual/Semi-Annual Report to Shareholders and Financials and Other Information

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders and the Fund's Financials and Other Information, which are each included in the Fund's Form N-CSR filings. In the Fund's annual report, you will find a summary of the key factors that significantly affected the Fund's performance during its most recent fiscal year. In the Fund's Financials and Other Information, you will find the Fund's annual and semi-annual financial statements.

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

The Fund's SAI and annual and semi-annual reports are available, free of charge, on the Fund's website at https://fpag.fpa.com. You can also obtain a free copy of the Fund's SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting Distribution Services, LLC at 190 Middle Street, Suite 301, Portland, Maine 04101, or (800) 638-3060, or go to https://fpag.fpa.com. Reports and other information about the Fund are also available:

•  Free of charge, on the SEC's EDGAR Database on the SEC's Internet site at https://www.sec.gov; or

•  For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-08544

FPA Short Duration Government ETF (FPAS)

PROSPECTUS

January 31, 2026

This Prospectus provides important information about the FPA Short Duration Government ETF (the "Fund") that you should know before investing. Please read it carefully and keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC") NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Shares of the Fund are listed and traded on the CBOE BZX Exchange, Inc. (the "Exchange").

https://fpas.fpa.com	(800	) 982-4372

Distributor:

DISTRIBUTION SERVICES, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Table of Contents

Summary Section—FPA Short Duration Government ETF	2
More About the Fund's Investment Objective, Principal Investment Strategies and Risks	10
Management of the Fund	18
Buying and Selling Fund Shares	19
Dividends, Distributions and Taxes	21
Distributor	23
Fund Service Providers	24
Additional Information	24
Financial Highlights	26

1

SUMMARY SECTION—FPA SHORT DURATION GOVERNMENT ETF

Investment Objective

The FPA Short Duration Government ETF (the "Fund") seeks to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund ("Shares"). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fee		0.25%
Distribution and Service (12b-1) Fees		None
Other Expenses		8.65%
Interest Expense	0.01%
All Other Expenses	8.64%
Total Annual Fund Operating Expenses		8.90%
Fee Waiver and Expense Reimbursement[1]		(8.80)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement		0.10%

1  The Fund's investment adviser has contractually agreed to limit Total Annual Fund Operating Expenses (excluding any leverage expense, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses), to 0.09% of the Fund's average daily net assets through October 31, 2027. The Fund's investment adviser may recoup any operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may only be terminated before its expiration date by the Board of Trustees of Investment Managers Series Trust III.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. The Example reflects the Fund's contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

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Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:
1 Year	3 Years	5 Years	10 Years
$10	$1,616	$3,310	$7,000

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year ended September 30, 2025, the Fund's portfolio turnover rate was 228% of the average value of its portfolio. The Fund's portfolio turnover rate may vary from year to year as well as within a year.

Principal Investment Strategies

Although the Fund has adopted a policy to invest, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, and in repurchase agreements in respect of such securities, the Fund's investment adviser, First Pacific Advisors, LP (the "Adviser"), expects to invest under normal market conditions, at least 90% of the Fund's assets in such securities. The securities in which the Fund invests include those backed by the full faith and credit of the U.S government (such as Treasury Notes, Treasury Bills and the Government National Mortgage Association ("GNMA")) and those that are issued, but neither insured nor guaranteed by, the U.S. government (such as securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC")). The Fund may also invest up to 10% of its total assets in other investment grade debt instruments, shares of exchange-traded funds ("ETFs") and other mutual funds (including money market fund shares), reverse repurchase agreements, cash and cash equivalent securities. Investment grade debt instruments are those rated in BBB- or higher categories by S&P Global Ratings, a division of McGraw Hill Companies Inc. ("S&P") or the equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings Ltd. ("Fitch") and others, or, if unrated, determined by the Adviser to be of comparable credit quality.

Under normal market conditions, the effective duration of the Fund's portfolio is expected to be approximately one to five years. The Fund may invest in individual bonds of any maturity or duration. Generally, the longer a bond's duration, the more sensitive its price is to interest rate fluctuations. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose by one percentage point, all things being equal. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell by one percentage point, all things being equal.

The Fund may engage in frequent and active trading of portfolio securities to achieve the Fund's investment objective.

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The Adviser may sell all or a portion of a position held in the Fund when in its opinion one or more of the following occurs, among other reasons: (1) there has been a negative change in the credit quality of the issuer; (2) the portfolio manager has identified a more attractive opportunity; (3) when the portfolio manager seeks to manage the Fund's duration or tax position; or (4) the Fund requires cash to meet redemption requests.

Principal Risks

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. Many factors affect the Fund's net asset value per share ("NAV") and performance. There can be no assurance that the Fund will achieve its investment objective.

Government-Sponsored Entities Risk. The Fund's investment in U.S. government obligations such as Treasury Bills, Treasury Notes and bonds are backed by the full faith and credit of the United States. GNMA securities, like U.S. Treasuries, are guaranteed and backed by the full faith and credit of the U.S. government and generally are considered to be of the highest credit quality. Although U.S. government-sponsored enterprises such as the FHLMC may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) when it is not obligated to do so.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer's credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a one percentage point increase in interest rates, all things being equal. Falling interest rates also create the potential for a decline in the Fund's income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund's investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular investment, such as real or perceived adverse economic, political, or geopolitical conditions

4

throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of that security may also decline.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in "pools" of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities may be subject to "prepayment risk" (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and "extension risk" (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool's ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If an issuer exercises this right when interest rates fall, the Fund may not benefit from the rise in market price that normally accompanies a decline in interest rates, and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Repurchase Agreement Risk. Repurchase agreements typically involve the acquisition by the Fund of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The Fund may incur a loss if the other party to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

5

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF's structure, it is exposed to the following risks:

•  Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to process creation or redemption orders, Shares may trade at a discount to the Fund's NAV and possibly face delisting.

•  Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's NAV and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund's portfolio securities and the Fund's market price. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund Shares.

•  Fluctuation of NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund's NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund Shares may decrease considerably and cause the market price of Fund Shares to deviate significantly from the Fund's NAV.

•  Trading Issues Risk. Although the Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund Shares will develop or be maintained. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable. In addition, trading in Fund Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the

6

Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

•  Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid-ask spread." The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•  Shares are Not Individually Redeemable. Shares are only redeemable by the Fund at NAV if they are tendered in Creation Units. Only APs may engage in such creation and redemption transactions directly with the Fund. Individual Shares may be sold on a stock exchange at their current market prices, which may be less, more, or equal to their NAV.

Portfolio Turnover Risk. Active and frequent trading of the Fund's portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund's performance. A high rate of portfolio turnover is 100% or more.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks' interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In addition, wars, or threats of war and aggression, such as Russia's invasion of Ukraine and the conflicts among nations and militant groups in the Middle East, have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund's investments. Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including actual or potential imposition of tariffs, which may have consequences on the United States' relations with foreign countries, the economy, and markets generally. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

7

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder's ability to exchange or redeem Fund Shares may be affected. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Performance

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on NAV compared with those of the Bloomberg U.S. Aggregate Bond Index, a broad-based securities market index, and the Bloomberg 1-5 Year Treasury Index. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The Fund's performance information is accessible on the Fund's website at https://fpas.fpa.com or by calling (800) 982-4372.

Calendar Year Total Return (before taxes)
For each calendar year at NAV per share

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

Highest Calendar Quarter Return at NAV  2.87%  Quarter Ended 3/31/2025

Lowest Calendar Quarter Return at NAV  1.05%  Quarter Ended 12/31/2025
Average Annual Total Returns (for the periods ended December 31, 2025)	One Year	Since Inception (10/31/2024)
Return Before Taxes	6.84%	5.57%
Return After Taxes on Distributions[1]	4.78%	3.58%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.02%	3.40%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)[2]	7.30%	5.68%
Bloomberg 1-5 Year Treasury Index (reflects no deduction for fees, expenses or taxes)[3]	5.84%	5.24%

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1  After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2  The Bloomberg U.S. Aggregate Bond Index is a broad-based securities market index that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, fixed-rate agency mortgage-backed securities, agency-backed securities, and commercial mortgage-backed securities (agency and non-agency).

3  The Bloomberg 1-5 Year Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury.

Investment Adviser

First Pacific Advisors, LP is the Fund's investment adviser.

Portfolio Manager

Abhijeet Patwardhan, Partner of the Adviser, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Patwardhan has served as the portfolio manager of the Fund since its inception October 31, 2024.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called "Creation Units." Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares of the Fund may only be purchased and sold on the secondary market through a broker-dealer. Since Shares of the Fund trade on securities exchanges in the secondary market at their market price rather than their NAV, the Fund's Shares may trade at a price greater than (premium) or less than (discount) the Fund's NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares of the Fund (ask) when buying or selling Shares in the secondary market (the "bid-ask spread"). Recent information, including the Fund's NAV, market price, premiums and discounts, and bid-ask spreads, is available online at https://fpas.fpa.com.

Tax Information

The Fund's distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Distribution Services, LLC, the Fund's distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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MORE ABOUT THE FUND'S INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective

The Fund's investment objective is to seek to provide long-term total return, which includes income and capital appreciation, while considering capital preservation.

The Fund's investment objective is not fundamental and may be changed by the Board of Trustees (the "Board") without shareholder approval, upon at least 60 days' prior written notice to shareholders. The Fund's investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information ("SAI").

Principal Investment Strategies

Although the Fund has adopted a policy to invest, under normal market conditions, at least 80% of its assets in debt securities issued or guaranteed by the U.S. government and its agencies and instrumentalities, and in repurchase agreements in respect of such securities, the Adviser expects to invest under normal market conditions, at least 90% of the Fund's assets in such securities. The securities in which the Fund invests include those backed by the full faith and credit of the U.S government (such as Treasury Notes, Treasury Bills and GNMA) and those that are issued, but neither insured nor guaranteed by, the U.S. government (such as securities issued by FHLMC). The Fund may also invest up to 10% of its total assets in other investment grade debt instruments, shares of ETFs and other mutual funds (including money market fund shares), reverse repurchase agreements, cash and cash equivalent securities. Investment grade debt instruments are those rated in BBB- or higher categories by S&P or the equivalent rating by any other NRSRO such as Moody's, Fitch and others, or, if unrated, determined by the Adviser to be of comparable credit quality.

Under normal market conditions, the effective duration of the Fund's portfolio is expected to be approximately one to five years. The Fund may invest in individual bonds of any maturity or duration. Generally, the longer a bond's duration, the more sensitive its price is to interest rate fluctuations. The change in the value of a fixed-income security or portfolio can be approximated by multiplying its duration by a change in interest rates. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose by one percentage point, all things being equal. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell by one percentage point, all things being equal.

The Fund may engage in frequent and active trading of portfolio securities to achieve the Fund's investment objective.

The Adviser may sell all or a portion of a position held in the Fund when in its opinion one or more of the following occurs, among other reasons: (1) there has been a negative change in the credit quality of the issuer; (2) the portfolio manager has identified a more attractive opportunity; (3) when the portfolio manager seeks to manage the Fund's duration or tax position; or (4) the Fund requires cash to meet redemption requests.

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When the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund's investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to obligations of the U.S. government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. Many factors affect the Fund's NAV and performance. There can be no assurance that the Fund will achieve its investment objective.

Government-Sponsored Entities Risk. U.S. government securities, such as Treasury Bills, Treasury notes, and bonds and mortgage-backed securities guaranteed by GNMA, are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. government-sponsored enterprises such as FHLMC and the Federal National Mortgage Association may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury nor supported by the full faith and credit of the U.S. government. There is no assurance that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight, and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. The value and liquidity of U.S. government securities may be affected adversely by changes in the ratings of those securities.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer's credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund's portfolio, the more the Fund's share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues may

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be subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Interest Rate Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a one percentage point increase in interest rates, all things being equal. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund's income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund's investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political, or geopolitical conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, international conflicts, trade disputes, supply chain disruptions, cybersecurity events, the spread of infectious illness or other public health issues, natural disasters or climate events, or other events could have a significant impact on a security or instrument. Such events could make identifying investment risks and opportunities especially difficult for the Adviser. In response to certain crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market.

Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security's credit rating is downgraded or the credit quality or value of any

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underlying assets declines, the value of the Fund's investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties.

Mortgage-Backed and Asset-Backed Risk. Mortgage-related and asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as "extension risk." In addition, mortgage-backed securities may be subject to "prepayment risk." When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Repurchase Agreement Risk. The Fund may enter into repurchase agreements, which are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund's investment in repurchase agreements may

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be subject to market and credit risk with respect to the collateral securing the repurchase agreements. If the market value of the underlying obligations of a repurchase agreement declines, the counterparty must provide additional collateral so that at all times the value of the collateral is greater than the repurchase price of the underlying obligations. Nonetheless, should a counterparty become insolvent or otherwise default, there could be a delay before the Fund is able to liquidate the collateral, which would subject the collateral and the Fund to market risk during that period. If the Fund's counterparty should default on its obligations and the Fund is delayed or prevented from recovering the collateral, or if the value of the collateral is insufficient, the Fund may realize a loss.

Management and Strategy Risk. The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

ETF Structure Risks. The Fund is an ETF, and, as a result of an ETF's structure, it is exposed to the following risks:

•  Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e., on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to process creation or redemption orders, Shares may trade at a discount to the Fund's NAV and possibly face delisting.

•  Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund's NAV and the price at which the Fund Shares are trading on the Exchange, which could result in a decrease in value of the Fund Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the Fund's NAV and the Fund's market price. This reduced effectiveness could result in Fund Shares trading at a discount to NAV and also in greater than normal intra-day bid-ask spreads for Fund Shares.

•  Fluctuation of NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market prices of Shares will approximate the Fund's NAV, there may be times when the market prices of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Differences in market price and NAV may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will

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be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. These differences can be especially pronounced during times of market volatility or stress. During these periods, the demand for Fund Shares may decrease considerably and cause the market price of Fund Shares to deviate significantly from the Fund's NAV.

•  Trading Issues Risk. Although the Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such Fund shares will develop or be maintained. Trading in Fund shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. Market makers are under no obligation to make a market in the Fund Shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. Initially, due to the small asset size of the Fund, it may have difficulty maintaining its listings on the Exchange.

•  Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the "bid" price) and the price at which an investor is willing to sell Shares (the "ask" price). This difference in bid and ask prices is often referred to as the "spread" or "bid-ask spread." The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and the spread is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund, and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Portfolio Turnover Risk. Active and frequent trading of the Fund's securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund's performance. A high rate of portfolio turnover is 100% or more.

Recent Market Events. Periods of market volatility may occur in response to market events, public health emergencies, natural disasters or climate events, and other economic, political, and global macro factors. U.S. and international markets have recently experienced, and may continue to experience, periods of significant volatility due to various factors, including uncertainty regarding inflation and central banks' interest rate changes, the possibility of a national or global recession, trade tensions and tariffs, and political and geopolitical events. In

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addition, some countries and regions in which the Fund may invest have experienced security concerns; wars or threats of war and aggression, such as Russia's invasion of Ukraine and conflicts among nations and militant groups in the Middle East; terrorism; economic uncertainty; natural and environmental disasters; and/or systemic market dislocations that have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on the U.S. and world economies and markets generally, each of which may negatively impact the Fund's investments.

Additionally, since the change in the U.S. presidential administration in 2025, the administration has pursued an aggressive foreign policy agenda, including through suggestions that the United States should control sovereign foreign territories, attempts to restructure federal government agencies with international influence, and the actual or potential imposition of tariffs on foreign countries, including China and long-time U.S. allies. In particular, the imposition of tariffs could lead to retaliatory tariffs by foreign countries, increased and prolonged market volatility, and sector-specific downturns in industries reliant on international trade. The new administration has also sought to reduce the headcount of and freeze funding available to certain U.S. government agencies. Such efforts may continue throughout U.S. federal agencies, which could increase administrative burdens on remaining government employees, increase processing times of company filings, alter regulatory policymaking, and increase regulatory volatility. These efforts may have a negative impact on the Fund or on markets generally.

In September 2024, the Federal Reserve lowered interest rates for the first time since 2020. Changing interest rate environments (whether downward or upward) impact various sectors of the economy and asset classes in different ways. For example, low interest rate environments tend to be positive for the equity markets, whereas high interest rate environments tend to apply downward pressure on earnings and equity prices.

In addition, raising the ceiling on U.S. government debt and passing periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the United States and elsewhere.

The events and circumstances described above could be prolonged and could adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance. Other market events may cause similar disruptions and effects.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund's ability to calculate its NAV, and prevent shareholders from redeeming their shares. The use of artificial intelligence and machine learning could exacerbate these risks. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

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Non-Principal Risks

A summary description of the non-principal risks of investing in the Fund is set forth below.

ETF and Mutual Fund Risk. Investing in ETFs or mutual funds (including other funds managed by the Adviser) will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or mutual funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their NAV. In addition, an ETF or a mutual fund, if the mutual fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or mutual fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or mutual fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or mutual fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and mutual funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Money Market Fund Risk. Although money market funds generally seek to preserve the value of an investment at $1.00 per share, the Fund may lose money by investing in money market funds. A money market fund's sponsor has no legal obligation to provide financial support to the money market fund. The credit quality of a money market fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the money market fund's share price. A money market fund's share price can also be negatively affected during periods of high redemption pressures, illiquid markets and/or significant market volatility. Under normal market conditions, the potential for capital appreciation on these securities will tend to be lower than the potential for capital appreciation on other securities owned by the Fund.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement is the sale by the Fund of a debt obligation to a party for a specified price, with the simultaneous agreement by the Fund to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Fund with cash for investment purposes, which creates leverage and subjects the Fund to the risks of leverage. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and/or if the value of collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities.

Cash and Cash Equivalents Risk. When the Fund is out of the market and invests in cash and cash equivalents, there is a risk that the market will begin to rise rapidly, and the Fund will not be able to reinvest its cash positions into areas of the advancing market quickly enough to capture the initial returns of changing market conditions.

Because of these and other risks, you could lose money by investing in the Fund. For more information about the Fund and its investments, please see the Fund's SAI.

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Disclosure of Portfolio Holdings

The Fund's portfolio holdings will be disclosed each day on its website at https://fpas.fpa.com. A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI, which is available at https://fpas.fpa.com.

MANAGEMENT OF THE FUND

The Fund is a series of Investment Managers Series Trust III (the "Trust"), an investment company registered under the 1940 Act. The Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust's officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

First Pacific Advisors, LP, located at 2101 E. El Segundo Boulevard., Suite 301, El Segundo, California 90245, is the investment adviser for the Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser manages accounts for institutions as well as the Fund. As of December 31, 2025, the Adviser had approximately $31.9 billion in assets under management. Subject to the oversight of the Board, the Adviser is responsible for managing the Fund's investments, placing trade orders and providing related administrative services and facilities under an advisory agreement between the Fund and the Adviser (the "Investment Advisory Agreement").

Portfolio Manager

Abhijeet Patwardhan is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Patwardhan is a Partner (since January 2017) and a Director of Research (since April 2015) of the Adviser. Previously, Mr. Patwardhan served as Managing Director of the Adviser from November 2015 to January 2017, Senior Vice President from January 2014 to November 2015, and as an analyst and Vice President from June 2010 to December 2013.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of shares of the Fund.

Management Fee

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser an annual advisory fee of 0.25% of the Fund's average daily net assets to be paid on a monthly basis. In addition to investment advisory fees, the Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and statements of additional information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and

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independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

A discussion regarding the basis for the Board's approval of the Investment Advisory Agreement is available in the Fund's Form N-CSR for the fiscal period ended March 31, 2025.

The Adviser has contractually agreed to limit the Fund's total annual fund operating expenses (excluding any leverage expenses, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses), to 0.09% of the Fund's average daily net assets for through October 31, 2027. The Adviser may recoup operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated by the Board of Trustees only on 60 days' written notice to the Adviser.

BUYING AND SELLING FUND SHARES

Fund shares are listed for trading on the Exchange. When you buy or sell the Fund's shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares of the Fund will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of such shares. A "Business Day" with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Fund's NAV is calculated as of 4:00 p.m. Eastern Time, the normal close of regular trading on the Exchange, on each day the Exchange is open for trading. If for example, the Exchange closes at 1:00 p.m. Eastern Time, the Fund's NAV would still be determined as of 4:00 p.m. Eastern Time. In this example, portfolio securities traded on the Exchange would be valued at their closing prices unless the Adviser determines that a "fair value" adjustment is appropriate due to subsequent events. The NAV is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares. The Fund's NAV may be calculated earlier if permitted by the SEC. The Exchange is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which the Fund does not value its shares, which may significantly affect the Fund's NAV on those days.

The Fund's securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has designated the Adviser as the Fund's valuation designee (the "Valuation Designee") to make all fair value determinations with respect to the Fund's portfolio investments, subject to the Board's oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value pricing, including when reliable market quotations are not readily available,

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when the Fund's pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Adviser, does not represent the security's fair value), or when, in the judgment of the Adviser, events have rendered the market value unreliable. Valuing securities at fair value involves reliance on the judgment of the Adviser, and may result in a different price being used in the calculation of the Fund's NAV from quoted or published prices for the same securities. Fair value determinations are made by the Adviser, in good faith, in accordance with procedures approved by the Board. There can be no assurance that the Fund will obtain the fair value assigned to a security if it sells the security.

Other types of portfolio securities that the Adviser may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including "restricted" securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Adviser, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is not a current market value quotation.

Frequent Purchases and Redemptions of Fund Shares

The Fund does not impose any restrictions on the frequency of purchases and redemptions of Creation Units; however, the Fund reserves the right to reject or limit purchases at any time as described in the SAI. When considering that no restriction or policy was necessary, the Board evaluated the risks posed by arbitrage and market timing activities, such as whether frequent purchases and redemptions would interfere with the efficient implementation of the Fund's investment strategy, or whether they would cause the Fund to experience increased transaction costs. The Board considered that, unlike traditional mutual funds, shares of the Fund are issued and redeemed only in large quantities of shares known as Creation Units available only from the Fund directly to Authorized Participants, and that most trading in the Fund occurs on the Exchange at prevailing market prices and does not involve the Fund directly. Given this structure, the Board determined that it is unlikely that trading due to arbitrage opportunities or market timing by shareholders would result in negative impact to the Fund or its shareholders. In addition, frequent trading of shares of the Fund done by Authorized Participants and arbitrageurs is critical to ensuring that the market price remains at or close to NAV.

Availability of Information

Each Business Day, the following information will be available at https://fpas.fpa.com with respect to the Fund: (i) information for each portfolio holding that will form the basis of the next calculation of the Fund's NAV per share; (ii) the Fund's NAV per share, market price, and premium or discount, each as of the end of the prior Business Day; (iii) a table showing the number of days the Fund's shares traded at a premium or discount during the most recently completed calendar year and the most recently completed calendar quarter since that year; (iv) a line graph showing Fund share premiums or discounts for the most recently completed calendar year and the most recently completed calendar quarter since that year; (v) the Fund's median bid-ask spread over the last thirty calendar days; and (vi) if during the past year the Fund's premium or discount was greater than 2% for more than seven consecutive trading days, a statement that the Fund's premium or discount, as applicable, was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to the premium or discount.

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DIVIDENDS, DISTRIBUTIONS AND TAXES

Fund Distributions

The Fund pays out dividends from its net investment income monthly and distributes its net capital gains, if any, to investors at least annually. The Fund may also make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

Dividend Reinvestment Service

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Federal Income Tax Consequences

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from the Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. Distributions of net investment income, other than distributions the Fund reports as "qualified dividend income," are taxable for federal income tax purposes at ordinary income tax rates. Distributions of net short-term capital gains are also generally taxable at ordinary income tax rates. Distributions from the Fund's net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares.

Dividends paid by the Fund (but none of the Fund's capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied. Distributions that the Fund reports as "qualified dividend income" may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund's qualified dividend income and/or if certain other requirements are satisfied. "Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition,

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dividends that the Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

If, at the time you purchase Shares of the Fund, the Fund has recognized gain or income and has not yet distributed that gain or income or the Fund has unrealized gain in its assets, you may subsequently receive a portion of your purchase price back as a taxable dividend.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared.

Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from the Fund and net gain from sales of Fund shares will generally be taken into account in determining a shareholder's "net investment income" for purposes of the 3.8% Medicare contribution tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by the Fund to a non-U.S. shareholder are subject to withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by the Fund as "interest-related dividends" or "short-term capital gain dividends" are generally exempt from such withholding. In general, the Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and the Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as "FATCA," unless certain non-U.S. entities that hold shares comply with Internal Revenue Service ("IRS") requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

Some of the Fund's investment income may be subject to foreign income taxes that are withheld at the country of origin. Tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no assurance that the Fund will qualify for treaty benefits.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities

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surrendered plus the amount of any cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares of the Fund comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares of the Fund comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in any securities different from the market value of such securities on the date of deposit. The Fund also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares of the Fund so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

DISTRIBUTOR

Distribution Services, LLC, located at 190 Middle Street, Suite 301, Portland, Maine 04101, is the distributor for the shares of the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse the Distributor for amounts expended

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to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. The Distributor may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services. The Fund has no current intention of paying 12b-1 fees. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Fund's assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

FUND SERVICE PROVIDERS

Co-Administrators. UMB Fund Services, Inc. ("UMBFS"), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC ("MFAC"), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the "Co-Administrators"), serve as co-administrators for the Fund. Pursuant to the Co-Administration Agreement, the Co-Administrators receive a fee for administration services based on the Fund's average daily net assets, which is paid by the Adviser.

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund's transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund's custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund's daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP ("Morgan Lewis"), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and to the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP ("Tait Weller"), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, serves as the Fund's independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

ADDITIONAL INFORMATION

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, the Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

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Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the transfer agent, breaks them down into individual shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares of the Fund, whether or not participating in the distribution of shares of the Fund, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with shares of the Fund that are part of an unsold allotment within the meaning of Section 4(a)(3)(C) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the Fund's Prospectus is available on the SEC's electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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FINANCIAL HIGHLIGHTS

The Fund's Financial Highlights information for the fiscal year ended September 30, 2025, is incorporated in this Prospectus by reference to the Fund's Annual Financials and Other Information, which are included as part of the Fund's most recent Form N-CSR filing. The Fund's Form N-CSR filings can be located on the SEC's website, and the Fund's Annual Financials and Other Information are available upon request (see back cover).

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Investment Adviser
First Pacific Advisors, LP
2101 E. El Segundo Boulevard, Suite 301
El Segundo, California 90245

Fund Co-Administrators
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, Wisconsin 53212

Custodian, Transfer Agent and Fund Accountant
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

Distributor
Distribution Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Counsel to the Trust and Independent Trustees
Morgan, Lewis & Bockius LLP
600 Anton Boulevard, Suite 1800
Costa Mesa, California 92626

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 S. 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

FPA Short Duration Government ETF
A series of Investment Managers Series Trust III

FOR MORE INFORMATION

Annual/Semi-Annual Report to Shareholders and Financials and Other Information

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders, and the Fund's Financials and Other Information, which are included in the Fund's Form N-CSR filings. In the Fund's annual report, you will find a summary of the key factors that significantly affected the Fund's performance during its most recent fiscal year. In the Fund's Financials and Other Information, you will find the Fund's annual and semi-annual financial statements.

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. The SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

The Fund's SAI, annual and semi-annual reports, and Financials and Other Information are available, free of charge, on the Fund's website at https://fpas.fpa.com. You can also obtain a free copy of the Fund's SAI or annual and semi-annual reports, request other information, or inquire about the Fund by contacting Distribution Services, LLC at 190 Middle Street, Suite 301, Portland, Maine 04101, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to https://fpas.fpa.com.

Reports and other information about the Fund are also available:

•  Free of charge, on the SEC's EDGAR Database on the SEC's Internet site at https://www.sec.gov; or

•  For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-08544

FPA Global Equity ETF

(Ticker: FPAG)

a series of Investment Managers Series Trust III

Statement of Additional Information

January 31, 2026

Listed and traded on:

CBOE BZX Exchange, Inc. (the “Exchange”)

This Statement of Additional Information (the “SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated January 31, 2026, of the FPA Global Equity ETF (the “Fund”), a series of Investment Managers Series Trust III (the “Trust”). Although this SAI is not itself a prospectus, it is, in its entirety, incorporated by reference into the Fund’s Prospectus. First Pacific Advisors, LP (“FPA” or the “Adviser”) serves as the investment adviser to the Fund.

The Fund’s audited financial statements for the fiscal year ended September 30, 2025, are incorporated in this SAI by reference to the Fund’s Annual Financials and Other Information, which are included as part of the Fund’s most recent Form N-CSR filing. A copy of the Fund’s Prospectus, Annual Report, Semi-Annual Report, and Financials and Other Information can be obtained by visiting the Fund’s website at https://fpag.fpa.com or by contacting the Fund at the address or telephone number specified below.

FPA Global Equity ETF

c/o Distribution Services, LLC

190 Middle Street

Suite 301

Portland, Maine 04101

(800) 638-3060

The Trust and The Fund

Investment Managers Series Trust III was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. On October 31, 1995, the Trust changed its name to UAM Funds Trust. On August 30, 2002, the Trust’s name was changed to FPA Funds Trust. On January 10, 2024, the Trust’s name was changed to Investment Managers Series Trust III. The Trust is an open-end, management investment company which offers multiple series. FPA also serves as the investment adviser to the following other series of the Trust: (i) FPA Crescent Fund, (ii) FPA Flexible Fixed Income Fund, (iii) FPA New Income Fund, (iv) FPA Queens Road Small Cap Value Fund, (v) FPA Queens Road Value Fund, and (vi) FPA Short Duration Government ETF (collectively, the “FPA Funds”). The Adviser also serves as investment adviser to Source Capital, a closed-end investment management company. The FPA Funds and Source Capital are referred to herein as the “FPA Fund Complex.” This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund acquired all the assets and liabilities of the FPA Global Equity ETF, a series of Northern Lights Fund Trust III (the “Predecessor Fund”), following the reorganization of the Predecessor Fund on April 26, 2024. The Fund commenced operating as a series of the Trust on April 29, 2024.

The Fund is a non-diversified fund, which means it is not subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, government securities, and securities of other investment companies. Although the Fund is not required to comply with the above requirement, the Fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

The Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Fund generally offers and issues shares in exchange for a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund are listed on the Exchange and trade on the Exchange at market prices. These prices may differ from the shares’ NAV per share. The shares of the Fund are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities designated by the Fund and a specified cash payment.

Investment Strategies, Policies and Risks

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

Principal Investment Strategies, Policies and Risks

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; public health emergencies (including widespread health crises such as the COVID-19 pandemic); China’s economic slowdown; expansion of government deficits and debt; bank failures; higher inflation; and military conflicts and wars, including Russia’s invasion of Ukraine and the war among Israel, Hamas and other militant groups in the Middle East. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Equity Securities

Common Stock

The Fund invests in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Preferred Stock

The Fund may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, the Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities. Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of an issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Small- and Mid-Cap Stocks

The Fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter (“OTC”) market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, the Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for the Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as the Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Fund may also invest in stocks of companies with medium market capitalizations (i.e., mid-cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Foreign Investments

The Fund makes foreign investments. Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect the Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by the Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other investments.

Changes in foreign exchange rates will affect the value in U.S. dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from any foreign securities and other investments will be received and realized in foreign currencies, and the Fund is required to compute and distribute income in U.S. dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after the Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities or other investments to acquire sufficient U.S. dollars to make a distribution. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other investments to purchase the U.S. dollars required to meet such expenses.

The Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that the Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other investments held by the Fund.

Emerging Markets

The Fund may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation, or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in regulatory, accounting, auditing, and financial reporting and recordkeeping standards, which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation, or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, OTC markets, brokers, dealers, counterparties and issuers than in other more established markets. The Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, for example, may be unable to inspect audit work and practices in certain countries. If the PCAOB is unable to oversee the operations of accounting firms in such countries, inaccurate or incomplete financial records of an issuer’s operations may not be detected, which could negatively impact the Fund’s investments in such company. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. It may also be difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts.

Many Chinese companies have created variable interest entities (“VIEs”) as a means to circumvent limits on foreign ownership of equity in Chinese companies. Investments in companies that use a VIE structure may pose additional risks because the investment is made through an intermediary entity that exerts control of the underlying operating business through contractual means rather than equity ownership and, as a result, may limit the rights of an investor. Although VIEs are a longstanding industry practice and well known to officials and regulators in China, VIE structures are not formally recognized under Chinese law. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or sever their ability to transmit economic and governance rights to foreign individuals and entities; if so, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.

There may also be restrictions on imports from certain countries, such as Russia, and dealings and transactions with certain Russian companies, officials, individuals, and state-sponsored entities. Further, there may be restrictions on investments in companies domiciled in certain countries, such as China and Russia. Such restrictions can change from time to time, and as a result of forced selling or an inability to participate in an investment the Adviser otherwise believes is attractive, the Fund may incur losses. Any of these factors may adversely affect the Fund’s performance or the Fund’s ability to pursue its investment objective.

Depositary Receipts

The Fund may invest in depositary receipts. American Depositary Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depositary Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depositary Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depositary Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored ADRs, EDRs, GDRs, and CDRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Developments in the China Region

Although China’s economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. In particular, the growth rate of China’s economy had slowed over the years leading up to the global economic recession in 2020. China’s economy rebounded in 2021 as China recovered from the COVID-19 pandemic, but China’s economy grew at a slower rate in 2022 through 2024 than any year in the decade leading up to 2020. It remains unclear though whether these trends will continue in the future. In addition, China’s economic slowdown has negatively impacted the once rapidly growing Chinese real estate market, leading to the financial collapse of China’s largest real estate company. The slowdown in China’s real estate market has also resulted in local Chinese governments facing high levels of debt and fewer viable means to raise revenue, especially with the fall in demand for housing.

Despite attempts to restructure its economy towards consumption, China remains heavily dependent on exports. Reduction in spending on Chinese products and services, supply chain diversification, institution of additional tariffs, sanctions or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on both the Chinese economy and Chinese companies. Additionally, Chinese actions to lay claim to disputed islands have caused relations with certain of China’s trading partners to suffer, and could cause further disruption to regional and international trade. From time to time, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. Any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy. In the long run, China’s ability to develop and sustain a credible legal, regulatory, monetary, and socioeconomic system could influence the course of outside investment.

Europe – Recent Events

Most developed countries in Western Europe are members of the European Union (the “EU”), and many are also members of the European Monetary Union (“EMU”), and most EMU members are part of the euro zone, a group of EMU countries that share the euro as their common currency. Members of the EMU must comply with restrictions on inflation rates, deficits, debt levels, and fiscal and monetary controls. The implementation of any of these EMU restrictions or controls, as well as any of the following events in Europe, may have a significant impact on the economies of some or all European countries: (i) the default or threat of default by an EU member country on its sovereign debt, (ii) economic recession in an EU member country, (iii) changes in EU or governmental regulations on trade, (iv) changes in currency exchange rates of the euro, the British pound, and other European currencies, (v) changes in the supply and demand for European imports or exports, and (vi) high unemployment rates. In the recent past, European financial markets have experienced volatility and adverse trends due to concerns about economic downturns and/or rising government debt levels in certain European countries, which in turn negatively affected the euro’s exchange rate. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide. In the event that an EMU member defaults on its sovereign debt or exits from the EMU, especially if either such event occurs in a disorderly manner, the default or exit may adversely affect the value of the euro as well as the performance of other European economies and issuers.

Adverse economic and political events in one European country, including war, may have adverse effects across Europe. For example, the extent and duration of Russia’s military invasion of Ukraine, initiated in February 2022, and the broad-ranging economic sanctions levied against Russia by the United States, the European Union, the United Kingdom, and other countries, remain unknown, but these events could have a significant adverse impact on Europe’s overall economy.

United Kingdom Exit from the EU. On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and, after a transition period, left the EU single market and customs union under the terms of a new trade agreement, effective January 1, 2021. The effects of Brexit are also being shaped by the trade agreements that the UK negotiates with other countries and will depend largely upon the UK’s ability to negotiate favorable terms with the EU regarding trade and market access. Although the longer term political, regulatory, and economic consequences of Brexit are uncertain, Brexit has caused volatility in UK, EU, and global markets. The potential negative effects of Brexit on the UK and EU economies and the broader global economy could include, among others, business and trade disruptions, increased volatility and illiquidity, currency fluctuations, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the relationship between the UK and EU continues to be defined and the UK determines which EU laws to replace or replicate.

Russia’s Invasion of Ukraine. Russia has attempted to assert its influence in Eastern Europe in the recent past through economic and military measures, including military incursions into Georgia in 2008 and eastern Ukraine in 2014, heightening geopolitical risk in the region and tensions with the West. On February 24, 2022, Russia initiated a large-scale invasion of Ukraine resulting in the displacement of millions of Ukrainians from their homes, a substantial loss of life, and the widespread destruction of property and infrastructure throughout Ukraine. In response to Russia’s invasion of Ukraine, the governments of the United States, Canada, Japan, the EU, the UK, and many other nations joined together to impose heavy economic sanctions on certain Russian individuals, including its political leaders, as well as Russian corporate and banking entities and other Russian industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood, and vodka. The EU, the UK and other countries have also placed restrictions on certain oil, energy, and luxury good imports from Russia. The extent and duration of the war in Ukraine and the longevity and severity of sanctions remain unknown, but they could have a significant adverse impact on the European economy as well as the price and availability of certain commodities, including oil and natural gas, throughout the world. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy.

General. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

Short-term Investments

The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank, or savings and loan association for a definite period of time that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Adviser may actively expose the Fund to credit risk. However, there can be no guarantee that the Adviser will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Other Investment Strategies, Policies and Risks

Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Adviser to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Adviser attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (i.e., “quantitative easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. In 2022, the Federal Reserve began to unwind its balance sheet by not replacing existing bond holdings as they mature (i.e., “quantitative tightening”). Also in 2022, the Federal Reserve began raising the federal funds rate in an effort to help fight inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. Government interventions such as those described above may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

The Fund may invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s net asset value. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Municipal Bonds

The Fund may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax applicable to noncorporate taxpayers.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

Master Limited Partnerships (“MLPs”)

The Fund may invest in MLPs. An MLP is an entity eligible for partnership taxation treatment under the Code, the interests or “units” of which are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some entities treated as partnerships for U.S. federal income tax purposes are established as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partners’ board of directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

Real Estate Investment Trusts (“REITs”)

The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Royalty Trusts

The Fund may invest in U.S. royalty trusts. U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Investment Company Shares

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire shares of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund shares held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the shares of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment adviser, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the shares of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

●	The Fund may own an unlimited amount of the shares of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any shares of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

●	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding shares during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the shares of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds

The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit designed to equalize the net asset value of the shares and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive securities designated by the ETF (“Redemption Securities”) and a cash payment in an amount equal to the difference between the net asset value of the shares being redeemed and the net asset value of the Redemption Securities.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Exchange Traded Notes (“ETNs”)

The Fund may invest in ETNs. An investment in an ETN involves risks, including possible loss of principal. ETNs are unsecured debt securities issued by a bank that are linked to the total return of a market index. Risks of investing in ETNs also include limited portfolio diversification, uncertain principal payment, and illiquidity. Additionally, the investor fee will reduce the amount of return on maturity or at redemption, and as a result the investor may receive less than the principal amount at maturity or upon redemption, even if the value of the relevant index has increased. An investment in an ETN may not be suitable for all investors.

Closed-End Funds

The Fund may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in the Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Government Obligations

The Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Fund may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of the United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

Derivatives

The Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, the Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Adviser had been sufficiently hedged with respect to such position.

The Adviser will not, in general, attempt to hedge all market or other risks inherent in the Fund’s positions, and may hedge certain risks, if at all, only partially. Specifically, the Adviser may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of the Fund’s overall portfolio. Moreover, it should be noted that the Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). The Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Adviser may rely on diversification to control such risks to the extent that the Adviser believes it is desirable to do so.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (“CFTC”) to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Fund.

Effective August 19, 2022, the Fund began operating under Rule 18f-4 under the 1940 Act (the “Derivatives Rule”), which, among other things, governs the use of derivative instruments and certain financing transactions (e.g., reverse repurchase agreements) by registered investment companies. The Derivatives Rule requires investment companies that enter into derivatives transactions and certain other transactions that create future payment or delivery obligations to, among other things, (i) comply with a value-at-risk (“VaR”) leverage limit, and (ii) adopt and implement a comprehensive written derivatives risk management program. These and other requirements apply unless (a) the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets, or (b) the Fund does not engage in derivatives transactions as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. The Derivatives Rule may not be effective to limit the Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, the Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swaps. The Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If the Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. For commodities futures positions, the clearing house may use all of the collateral held in the clearing member’s omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, a clearing member may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of the clearing member’s customers in the aggregate, rather than the gross amount of each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

The Fund may invest in options on securities and stock indices. A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. The Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. The Fund may write covered call options. A call option is “covered” if the Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

The Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If the Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, the Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices.

Writing Covered Index Call Options. The Fund may sell index call options. The Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Fund’s custodian (or a securities depository acting for the custodian) acts as the Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells OTC index call options.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which the Fund may enter into options transactions may be limited by the requirements of the Code for qualification of the Fund as a regulated investment company.

OTC Options. The Fund may engage in transactions involving OTC as well as exchange-traded options. Certain additional risks are specific to OTC options. The Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an OTC option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while OTC options may not. Consequently, the Fund may generally be able to realize the value of an OTC option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes an OTC option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into OTC options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. Unless the Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund.

The SEC has taken the position that purchased OTC options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat OTC options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of OTC options, the Fund will change the treatment of such instruments accordingly.

Stock Index Options. The Fund may invest in options on indices, including broad-based security indices. Puts and calls on indices are similar to puts and calls on other investments except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, if the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying index. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities or instruments similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities or instruments as underlie the index and, as a result, bears a risk that the value of the securities or instruments held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn of the assignment until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security or instrument, such as common stock, because there the writer’s obligation is to deliver the underlying security or instrument, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security or instrument, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds investments that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those investments against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding security or instrument positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Futures and Options on Futures

The Fund may use interest rate, foreign currency, index and other futures contracts. The Fund may use options on futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

The Fund may purchase and write (sell) call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits. The Fund, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

The Fund invests in futures, options on futures and other instruments subject to regulation by the CFTC in reliance upon and in accordance with CFTC Regulation 4.5. Under Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase of a new position) may not exceed 5% of the Fund’s liquidation value, or alternatively, the aggregate net notional value of those positions at the time may not exceed 100% of the Fund’s liquidation value (after taking into account unrealized profits and unrealized losses on any such positions). The Adviser, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Regulation 4.5. As of the date of this SAI, the Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act (“CEA”), and it is not subject to registration or regulation as such under the CEA. In addition, as of the date of this SAI, the Adviser is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Fund. In the future, if the Fund’s use of futures, options on futures, or swaps requires the Adviser to register as a commodity pool operator with the CFTC with respect to the Fund, the Adviser will do so at that time.

A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin”, equal to the daily change in value of the futures contract. This process is known as “marking to market”. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.

The Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options if the exercise price of the call and put are the same, or if the exercise price of the call is higher than that of the put.

Stock Index Futures

The Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

Swaps

The Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars”. A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

The Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Total Return Swaps. The Fund may enter into total return swaps for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Credit Default Swaps. The Fund may enter into credit default swaps for investment purposes. A credit default swap may have as reference obligations one or more securities that are not currently held by the Fund. The Fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the Fund were a buyer and no credit event occurs, the Fund would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swaps by the Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swaps have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

The Fund may also purchase credit default swaps in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce the Fund’s return.

Currency Swaps. The Fund may enter into currency swaps for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. The Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Interest Rate Swaps. The Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.

Options on Swaps. The Fund may enter into options on swaps. An option on a swap, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap or to shorten, extend, cancel or otherwise modify an existing swap, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

OTC Derivatives Transactions

The Fund may enter into OTC derivatives transactions. The Dodd-Frank Act established a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as at the date of this SAI. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Now certain OTC derivatives contracts are required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (“SEFs”).

Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted CFTC regulations, counterparties of registered swap dealers and major swap participants have the right to elect segregation of initial margin in respect of uncleared swaps. If a counterparty makes such an election, any initial margin that is posted to the swap dealer or major swap participant must be segregated in individual customer accounts held at an independent third-party custodian. In addition, the collateral may only be invested in certain categories of instruments identified in the CFTC’s regulations. Agreements covering these segregation arrangements must generally provide for consent by both the counterparty and the swap dealer or major swap participant to withdraw margin from the segregated account. Given these limitations on the use of uncleared swaps collateral, there is some likelihood that the electing counterparty will experience an increase in the costs associated with trading swaps with the relevant swap dealer or major swap participant. Certain other protections apply to a counterparty to uncleared swaps under the CFTC’s regulations even if the counterparty does not elect segregation of its initial margin. These regulations are newly adopted, and it remains unclear whether they will be effective in protecting initial margin in the manner intended in the event of significant market stress or the insolvency of a swap dealer or major swap participant.

Furthermore, a bilateral OTC transaction may only be terminated voluntarily by entering into a closing transaction with the dealer with which the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which the Fund has entered into a covered transaction and cannot voluntarily terminate the transaction, the Fund will not be able to sell the underlying security until the transaction expires or is exercised or different cover is substituted. The Fund will seek to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

The requirement to execute certain OTC derivatives contracts on SEFs may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for the Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Fund that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, the Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. The Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund’s transactions on the SEF.

When-Issued or Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to the Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. If, however, the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, recognize taxable capital gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

A transaction in when-issued or delayed-delivery securities would be deemed not to involve a senior security (i.e., it will not be considered a derivatives transaction or subject to asset segregation requirements), provided that (i) the Fund intends to physically settle the transaction, and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction it would be subject to the requirements of the Derivatives Rule described in the “Derivatives” section of this SAI.

Short Sales

The Fund may seek to hedge investments or realize additional gains through the use of short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. The Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Adviser believes that the price of a particular security held by the Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future. The Fund will incur transaction costs to open, maintain and close short sales against the box.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. The Fund may not achieve its investment objective during temporary defensive periods.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices. The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the 1933 Act, or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by NASDAQ. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board of Trustees of the Trust (the “Board”), including a majority of the Independent Trustees, approved the designation of the Adviser as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Adviser that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of the Fund’s investments as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objective.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Adviser determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Adviser will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Borrowing

The Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Use of Artificial Intelligence

The Adviser may use artificial intelligence technology tools (“AI”), including generative artificial intelligence and similar technologies (“GenAI”), to aid in the development of infrastructure and technology, to assist in the research process, and for other use cases as identified by the Adviser. AI is an emerging and rapidly evolving technology and therefore it is difficult to fully assess the risks associated with it. While the Adviser endeavors to evaluate AI tools before using them in its business, and is developing protocols for use of AI which attempt to address certain known risks associated with the technology, there can be no assurance that it will do so successfully, and the use of AI may adversely affect the Adviser and the Fund. GenAI may create output that superficially appears correct but may in fact be incorrect. To the extent the Adviser uses GenAI software, there is no assurance that such software will function correctly, efficiently, or without security weaknesses. While the Adviser has implemented certain quality control procedures for software development generally, there is no assurance that such procedures will identify all relevant issues, defects or errors in any software, including any AI-generated output. There is no assurance that the Adviser can successfully assert proprietary rights in any AI-generated output. The intellectual property laws relating to AI-generated works of authorship or inventions is unclear, and there is no assurance that intellectual property laws would be sufficient to permit the Adviser to protect its AI-generated output in the event that others obtain access to it. Conversely, it is possible that the output from any GenAI model may be similar to preexisting content on which the GenAI model was trained and there is also a risk that the Adviser and the Fund could incur liability or expense in connection with claims of infringement or similar claims by third parties related to information which the Adviser receives through GenAI.

The use of AI as a tool in investment management is relatively new and has not been the subject of significant regulatory oversight. The regulatory landscape for the use of AI for investment management purposes is likely to evolve. It is possible that new regulations may emerge in this area which impede or hinder the Adviser’s ability to use AI in the future. There can be no assurance that the Adviser’s anticipated use of AI will be able to continue without restrictive regulatory requirements.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund, the Adviser, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	Invest 25% or more of its total assets, calculated at the time of purchase in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities);

4.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as REITs);

5.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

6.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into futures contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

Non-Fundamental Policies

The Fund observes the following restriction as a matter of operating but not fundamental policy:

The Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities.

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

The Fund may not invest, in the aggregate, more than 15% of its net assets in illiquid securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

To the extent the Fund is an “acquired fund” in a fund of funds arrangement relying on Rule 12d1-4 under the 1940 Act, the Fund will limit its acquisition of securities of investment companies and companies that would be investment companies under the 1940 Act but for the exclusion from the definition of investment company in Section 3(c)(1) or Section 3(c)(7) of the 1940 Act to an aggregate amount that does not exceed 10% of the Fund’s total assets (measured immediately after acquisition); provided that such limitation shall not apply to investments by the Fund in: (a) another fund as part of a master-feeder structure in reliance on Section 12(d)(1)(E) of the 1940 Act (master feeder arrangements); (b) money market funds in reliance on Rule 12d1-1 under the 1940 Act; (c) a wholly owned and controlled subsidiary of the Fund; (d) securities received as a dividend or as a result of a plan of reorganization of a company; or (e) securities of another fund received pursuant to an interfund lending arrangement permitted by an exemptive order issued by the SEC.

Management of the Fund

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with the Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Distributor, co-administrators, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Adviser is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board. All Trustees are trustees of the FPA Fund Complex.

Trustees serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Trustee’s term is indefinite in length. If a Trustee dies or resigns, a successor generally can be elected by the remaining Trustees. Each Trustee was last elected to the Board at a shareholder meeting held on June 1, 2023.

Sandra Brown, Robert F. Goldrich, and John P. Zader, are all of the Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below.

Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years and Other Affiliations	Number of Portfolios in FPA Fund Complex Overseen By Trustee(4)	Other Directorships Held By Trustee During Past Five Years(5)
Independent Trustees
Sandra Brown Born 1955	Trustee	Unlimited; Since 2016	Consultant (2009 – present). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999 – 2009); President, Transamerica Securities Sales Corp. (1998 – 2009); Vice President, Bank of America Mutual Fund Administration (1990 – 1998); Trustee of Bragg Capital Trust (2020 – 2023).	8	None
Robert F. Goldrich Born 1962	Trustee	Unlimited; Since 2022	President of WireFox LLC (2022 – present); SVP Strategies Initiative of CMW Strategies (2022 – 2024); President/CFO of the Leon Levy Foundation (2014 – 2022); Trustee of Bragg Capital Trust (2022 – 2023).	8	None
John P. Zader Born 1961	Trustee	Unlimited; Since 2023	Retired (2014 – present); Formerly, CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider (2006 - 2014); President, Investment Managers Series Trust (2007 – 2014).	8	Investment Managers Series Trust, a registered investment company (2007-2022) and Investment Managers Series Trust II, a registered investment company (includes 222 portfolios) (2013 -present).

Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years and Other Affiliations	Number of Portfolios in FPA Fund Complex Overseen By Trustee(4)	Other Directorships Held By Trustee During Past Five Years(5)
Interested Trustees
J. Richard Atwood Born 1960(2)	Trustee	Unlimited; Since 2016	Retired (January 2025 – present); Formerly, Director and President of FPA GP, Inc., the General Partner of the Adviser (2018 – 2024) and Managing Partner of FPA (2000 – 2024); Director/Trustee of each FPA Fund since 2016; President of each FPA Fund (2016 – 2023).	8	None
Maureen Quill(3) Born 1963	Trustee and President	Unlimited; Since 2023

President, Investment Managers Series Trust III (2023 – present); President, Investment Managers Series Trust (2019 – present); EVP/Executive Director Registered Funds (2018 – present). Formerly, Chief Operating Officer (2014 – 2018), and Executive Vice President (2007 – 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (2013 – 2020); Vice President, Investment Managers Series Trust (2013 – 2014).

					Investment Managers Series Trust, a registered investment company (includes 30 portfolios) (2019 – present).

(1)	The address of each Trustee is 235 West Galena Street, Milwaukee, Wisconsin 53212.
(2)	Mr. Atwood is an “interested person” within the meaning of the 1940 Act by virtue of his affiliation with the Adviser. Mr. Atwood will resign as Trustee of the Trust by April 30, 2026.
(3)	Ms. Quill is an “interested person” within the meaning of the 1940 Act by virtue of her affiliation with UMB Fund Services, Inc.
(4)	The Trust is comprised of multiple series managed by unaffiliated investment advisers. Each Trustee serves as Trustee of each series of the Trust. The term “FPA Fund Complex” applies only to the series managed by the same investment adviser, as well as to Source Capital, a closed-end investment management company, to which the Trustees also serve as Trustees. The Adviser also serves as investment adviser to the (i) FPA Crescent Fund, (ii) FPA New Income Fund, (iii) FPA Flexible Fixed Income Fund, (iv) FPA Queens Road Small Cap Value Fund, (v) FPA Queens Road Value Fund, and (vi) FPA Short Duration Government ETF which are offered in separate prospectuses. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
(5)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

Officers of the Trust

Officers of the Trust are elected annually by the Board. The following individuals serve as officers of the Trust.

Name, Address(1) and Year of Birth	Position with Trust	Year First Elected as Officer of the Trust	Principal Occupation(s) During the Past Five Years
Rita Dam Born 1966	Treasurer and Assistant Secretary	2023	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (2007 - present); Co-President, Foothill Capital Management, LLC, a registered investment adviser (2018 - 2022).
Diane Drake Born 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (2015 - present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment adviser (2018 - 2019).
Martin Dziura Born 1959	Chief Compliance Officer	2023	Principal, Dziura Compliance Consulting, LLC (2014 - present); Managing Director, Cipperman Compliance Services (2010 - 2014); Chief Compliance Officer, Hanlon Investment Management (2009 - 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 - 2009).
Max Banhazl Born 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012 - present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018 - 2022).
Korey Bauer Born 1989	Vice President	2023	Vice President/Business Development, Mutual Fund Administration, LLC (2022-present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018 - 2022); Portfolio Manager, AXS Investments, LLC (2020 - 2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014 - 2018).

(1)	The address for Ms. Dam, Ms. Drake, Mr. Banhazl, and Mr. Bauer: 2220 E. Route 66, Suite 226, Glendora, California 91740. The address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

Leadership Structure and Responsibilities of the Board and its Committees

The Board has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Board, which meets at least quarterly. The Board is currently composed of five Trustees, three of whom are each not an “interested person” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Trustees and with Trust officers and management personnel.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations, among other matters. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics.

The Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the table above, the Trustees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Trustee’s financial and business experience gives him or her the qualifications and skills to serve as a Trustee. Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to the information in the Fund’s registration statement.

Day-to-day management of the Fund, including risk management, is the responsibility of the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser and other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk trading, and the impact on the Fund’s investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objectives. As a result of the foregoing and other factors, the ability of the Fund’s service providers to eliminate or mitigate risks is subject to limitations.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic compliance reports, which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the Board evaluating and reporting on the Fund’s compliance policies and procedures.

Committees of the Board

The Board has an Audit Committee and a Nominating, Governance, and Regulatory Review Committee (the “Nominating Committee”). The responsibilities of each committee are described below.

The Audit Committee is comprised of all of the Independent Trustees and meets quarterly at regularly scheduled meetings. The Audit Committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met twice during the fiscal year ended September 30, 2025.

The Nominating Committee is comprised of all of the Independent Trustees. The Nominating Committee meets from time to time as needed. The Nominating Committee recommends to the full Board nominees for election as Trustees of the Fund to fill the vacancies on the Board, when and as they occur. The Nominating Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Trustees. The Nominating Committee met once during the fiscal year ended September 30, 2025.

The Nominating Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board. Trustee candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating Committee in the Trustee identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflicts of interest or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Nominating Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating Committee does not have a formal policy regarding diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

Trustee Compensation

The following information relates to compensation paid to the Trustees. The Fund typically pays each Independent Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

Effective January 1, 2026, each Independent Trustee receives a fixed annual retainer of $195,000, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.  In addition, Mr. Zader will receive an additional annual retainer of $50,000 for serving as Chair of the Board; Ms. Brown will receive an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich will receive an additional annual retainer of $20,000 for serving as Chair of the Nominating Committee.

Prior to January 1, 2026, each Independent Trustee received a fixed annual retainer of $177,500, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.  In addition, Mr. Zader received an additional annual retainer of $40,000 for serving as Chair of the Board; Ms. Brown received an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich received an additional annual retainer of $20,000 for serving as Chair of the Nominating Committee.

The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Mr. Atwood is not compensated for his service as Trustee because of his affiliation with the Adviser. Ms. Quill is not compensated for her service as Trustee because of her affiliation with UMB Fund Services, Inc. Officers of the Trust are not compensated by the Fund for their services.

Name of Person/Position	Aggregate Compensation From the Fund ($)[1]	Total Compensation from Fund and FPA Fund Complex Paid to Trustees ($)[1]
Sandra Brown, Independent Trustee	$9,869	$182,409
Robert F. Goldrich, Independent Trustee	$9,869	$182,409
John P. Zader[2], Independent Trustee	$10,765	$198,292
J. Richard Atwood, Interested Trustee	$0	$0
Maureen Quill, Interested Trustee	$0	$0

[1]	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment adviser. The Fund’s investment adviser also serves as investment adviser to the (i) FPA Crescent Fund, (ii) FPA Flexible Fixed Income Fund, (iii) FPA New Income Fund, (iv) FPA Queens Road Small Cap Value Fund, (v) FPA Queens Road Value Fund, (vi) FPA Short Duration Government ETF, and (vii) Source Capital. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services. For the Fund’s fiscal year ended September 30, 2025, the aggregate Independent Trustees’ fees for the Trust were $614,500.

[2]	John Zader elected to defer payment of his compensation from the Fund under the Fund’s non-qualified Deferred Compensation Plan for Trustees under which trustees may defer receipt of all or part of their compensation from the Fund. As of the fiscal year ended September 30, 2025, the total amount of deferred compensation payable to Mr. Zader was $117,010.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and the Fund Complex, as of December 31, 2025 is set forth in the following table.

Trustee	Ownership in Fund	Ownership in FPA Fund Complex
Sandra Brown, Independent Trustee	None	$10,001-$50,000
Robert F. Goldrich, Independent Trustee	None	None
John P. Zader, Independent Trustee	None	None
J. Richard Atwood, Interested Trustee	Over $100,000	Over $100,000
Maureen Quill, Interested Trustee	None	None

Control Persons and Principal Shareholders

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

The principal shareholders are holders of record of more than 5% of the outstanding shares of the Fund. Persons holding more than 25% of the outstanding shares of the Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

As of December 31, 2025, the following persons held of record or beneficially 5% or more of the outstanding shares of the Fund.

Shareholder Name/Address	Shares	Percentage of Total Outstanding Shares
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	3,336,636	47.71%
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	2,966,187	37.08%
JP MORGAN SECURITIES LLC 4 CHASE METROTECH CENTER BROOKLYN, NY 11245	535,869	6.70%
RAYMOND JAMES 880 CARILLON PARKWAY SAINT PETERSBURG, FL 33716	430,167	5.38%

As of December 31, 2025, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser, the Fund’s distributor, Distribution Services, LLC, or any of their respective affiliates.

The Adviser

First Pacific Advisors, LP, 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. As of December 31, 2025, the Adviser manages assets of approximately $31.9 billion and serves as the investment adviser for other investment companies as well as institutional, sub-advised and private fund accounts. As of December 31, 2025, the personnel of First Pacific Advisors, LP consists of 20 persons engaged full time in portfolio management or investment research in addition to 57 persons engaged full time in trading, administrative, sales, client service, financial, legal, compliance or clerical activities. FPA is a privately owned limited partnership. FPA GP is the general partner of FPA. Steven Romick has a controlling interest in FPA.

Subject to the oversight of the Board, the Adviser is responsible for the overall management of the Fund’s investment related business affairs. Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Fund, the Adviser, subject to the supervision of the Board, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board. In general, the Adviser’s duties include setting the Fund’s overall investment strategies and asset allocation.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or the Fund’s Distributor, (c) the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of maintaining certain required records of the Fund and of pricing the Shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Board meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Adviser 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Adviser of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee (computed daily and payable monthly) of 0.70 of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit the Fund’s total annual fund operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser))), to 0.49% of the Fund’s average daily net assets through January 31, 2027. The Adviser may recoup operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may be terminated by the Board only on 60 days’ written notice to the Adviser. In addition, the Adviser may seek reimbursement from the Fund of fees waived or payments made by the Adviser to the Predecessor Fund prior to the Predecessor Fund’s reorganization for a period ending three years after the date of the waiver or payment if such recoupment can be achieved within the lesser of the foregoing expense limited and the expense limits in place at the time of the recoupment.

For the fiscal years ended September 30, 2025, September 30, 2024, and September 30, 2023, the Fund or the Predecessor Fund, as applicable, paid the following advisory fees:

	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Amount Subject to Recoupment
September 30, 2025	$1,353,563	$613,085	$740,478	$613,085	*
September 30, 2024	$638,180	$496,118	$142,062	$496,118	*
September 30, 2023	$226,889	$222,147	$4,742	$222,147	*

*During the fiscal years ended September 30, 2025, September 30, 2024, and the fiscal period ended September 30, 2023, the Adviser reimbursed $248,691, $0, and $0 in expenses, respectively, in addition to the advisory fees reimbursed in the table above.

Portfolio Managers

The portfolio managers, Mark Landecker, CFA, and Brian A. Selmo CFA, are responsible for the day-to-day management of other accounts. Set forth below is the following information as of December 31, 2025, with respect to each portfolio manager who is primarily responsible for the day-to-day management of the Fund’s portfolio, as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in the Fund.

Other Accounts Managed by Portfolio Managers. As of September 30, 2025, information on other accounts managed by the Fund’s portfolio managers is as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Brian Selmo	3	$12,274	10	$3,355	4	$388
Mark Landecker	3	$12,274	10	$3,561	4	$388

Number of Accounts with Advisory Fee Based on Performance

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Brian Selmo	0	$0	4	$218	0	$0
Mark Landecker	0	$0	4	$423	0	$0

Conflicts of Interest. A portfolio manager may also be responsible for managing other accounts in addition to the Fund. Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio manager in a personal or other capacity. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Because of their positions with the Fund, each portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

In addition, regulatory issues applicable to FPA or one or more of the investment companies or other accounts it manages may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. FPA has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, FPA may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio manager that the overall benefits outweigh any disadvantages that may arise from this practice. In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment. Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if FPA deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or “odd lot” allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by FPA. Subject to applicable laws and/or account restrictions, FPA may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other FPA clients invest in different parts of an issuer’s capital structure, such as when one client owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. Depending upon the particular facts and circumstances, FPA may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Moreover, the Fund or other account managed by FPA may invest in a transaction in which one or more investment companies or accounts managed by FPA are expected to participate, or already have made or will seek to make, an investment. Such investment companies or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, FPA will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in FPA acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Cross-Trades. FPA, to the extent consistent with applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its affiliates. Any such purchases, sales, or exchanges generally will be effected only in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff and will be subject to approval by FPA’s compliance department and Board oversight.

Material Non-Public Information. FPA may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise. Should this occur, FPA would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. FPA may establish information barriers that have the effect that disclosure of such information to FPA personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of FPA which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Performance Fees; Investments in FPA Private Funds. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. In addition, a portfolio manager may have investments in one or more FPA-managed private funds. Any performance fee arrangements or private fund investments may create a conflict of interest for a portfolio manager and for FPA in that the portfolio manager and FPA may have an incentive to allocate the investment and trade opportunities that s/he or they believe might be the most profitable to such other accounts instead of allocating them to the Fund. FPA has adopted policies and procedures reasonably designed to allocate investment and trade opportunities between the FPA Funds and such other accounts on a fair and equitable basis over time or otherwise. (See Investment and Trade Opportunities above.)

Any such performance fee arrangements or private fund investments may also create a potential conflict of interest for a portfolio manager and for FPA with respect to an FPA Fund’s investments in privately placed securities: the portfolio manager and FPA may have an incentive to structure the Fund’s investment in these securities in such a way that it might favor the private fund’s investment over the Fund’s. FPA and the FPA Funds have adopted policies and procedures reasonably designed to address this potential conflict and to prevent such investments from favoring an FPA private fund. Among other requirements, these policies and procedures require that such investments comply with Section 17(d) of the 1940 Act and SEC rules and guidance thereunder, which have the effect of requiring that any such investments be on equal terms and that FPA cannot negotiate to structure an investment to favor the private funds. In addition, these policies and procedures require legal and compliance approval and oversight by the Board, and they provide for management of conflicts that might arise from the exercise of ownership rights after purchase. Such investments also are subject to FPA’s allocation procedures, described above.

As noted above, the Fund may invest in privately placed securities in which certain FPA-managed private funds have also invested on equal terms. The Fund’s portfolio managers may also have an investment in certain of the FPA-managed private funds and/or the Fund’s portfolio manager may sit on a creditors committee for such privately placed securities. FPA’s legal and compliance departments monitor these investments to determine whether they present additional conflicts of interest that must be addressed, and the legal or compliance departments periodically report on this subject to the Board.

Compensation. Compensation of each portfolio manager consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the portfolio manager is an equity owner of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the portfolio manager’s performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development.

The majority of the fixed portion of the bonus is based on the revenues received on the assets managed by the portfolio manager, including the Fund’s assets.

The value of each portfolio manager’s ownership interest in the Adviser is dependent upon a variety of factors, including his ability to effectively manage the business over the long term.

Portfolio Managers Fund Ownership. As of September 30, 2025, the portfolio managers owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Brian A. Selmo	Over $1,000,000
Mark Landecker	$100,001 - $500,000

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), serve as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The Adviser pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

The Fund paid the following co-administration fees for the period indicated:

Co-Administration Fees ($)
For the Fiscal Year Ended September 30, 2025	$168,122

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent (the “Transfer Agent”). The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP, 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

Distributor and the Distribution Agreement

Distribution Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is the distributor (also known as the principal underwriter) (the “Distributor”) of the shares of the Fund and is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Adviser, or any other service provider for the Fund.

The offering of the Fund’s shares is continuous. The Distribution Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Board or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement has been approved by the Board and a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice. The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares.

Platform Support Fee. The Adviser may, at its own expense and out of its own resources, make payments to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”).

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the OTC market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Adviser. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Adviser’s other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

The Fund and Predecessor Fund, as applicable, paid the following brokerage and soft dollar commissions for the periods indicated:

	Brokerage Commissions	Soft Dollar Commissions
For the Fiscal Year Ended September 30, 2025	$91,168	$56,724
For the Fiscal Year Ended September 30, 2024*	$67,861	$45,189
For the Fiscal Year Ended September 30, 2023**	$13,541	$8,958

*Includes amounts paid by the Predecessor Fund prior to the reorganization on April 26, 2024.

** Paid by the Predecessor Fund.

Holdings of Securities of the Fund’s Regular Brokers and Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares.

The following table indicates the value of the Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended September 30, 2025.

Name of Broker or Dealer	Amount
Citigroup	$10,767,729
Wells Fargo	$2,895,143

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, as applicable, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

The Fund’s and Predecessor Fund’s portfolio turnover rates for the fiscal year ended September 30, 2025 and September 30, 2024 were 14% and 38%, respectively.

Proxy Voting Policy

The Fund has delegated the responsibility for voting proxies to FPA, subject to the Board’s continuing oversight. FPA’s Proxy Voting Policy seeks to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund. FPA considers each proxy individually, on a case-by-case basis.

Where a proxy proposal raises a material conflict between FPA’s interests and the Fund’s interests, FPA will resolve the conflict by convening an internal group of senior FPA employees who are independent from the conflict of interest at issue, and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable FPA Client(s). The internal group may take, but is not limited to, the following courses of action:

●	Consulting with the Board of Trustees for a course of action;

●	Voting in accordance with the recommendation of its proxy voting service provider;

●	“Echo” or “mirror” voting those shares in the same proportion as other votes;

●	Seeking Client consent for the vote recommended by the Portfolio Manager;

●	Engaging an independent third party to provide a recommendation on how to vote the proxy;

●	Abstaining from voting the proxy; or

●	For debt proxies, additional courses of action may also include: (i) voting with the majority of uninterested lenders; (ii) ceding its vote to the agent bank if the asset held is bank debt; or (iii) appointing an independent committee or party to make the voting decision.

FPA will vote the proxy or abstain from voting the proxy pursuant to the internal group’s instructions. In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf. Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction). In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. The Fund’s proxy voting record is available without charge, upon request, by calling toll-free 1-800-982-4372, visiting the Fund’s website at https://fpag.fpa.com or by visiting the SEC’s web site at https://www.sec.gov.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. An officer of the Trust’s Transfer Agent serves as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Portfolio Holdings Information

The Trust’s Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

Determination of Net Asset Value

The NAV of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern time, the normal close of regular trading on the Exchange on each day the Exchange is open for trading. The NAV may be calculated earlier if permitted by the SEC. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that the Exchange will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The NAV of the Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in that class (assets – liabilities / # of shares = NAV). The NAV takes into account all of the expenses and fees of that class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the last available bid price.

Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded on the National Association of Securities Dealers Automated Quotation (“Nasdaq”) National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded on the Nasdaq National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation in which a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Adviser. The Adviser will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Adviser in good faith deems appropriate to reflect as their fair value.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Fund is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities designated by the Fund together with the deposit of a specified cash payment or in cash for the value of such securities. The NAV of the Fund’s shares is determined once each Business Day (defined below), as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

Purchase (Creation)

The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The Fund will not issue fractional Creation Units. A Business Day is, generally, any day on which the Exchange is open for business.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of the Deposit Securities and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Cash and the Cash Component. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of the Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may be changed from time to time with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to corporate action events and adjustments to the weighting or composition of the Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of changes to the Fund’s portfolio.

Cash Purchase Method

The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (defined below) and any other applicable fees, taxes, and additional variable charge. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

All orders to purchase shares of the Fund directly from the Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the applicable cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the first Business Day after the Order Placement Date. The Fund reserves the right to settle transactions on a basis other than “T” plus one Business Day (i.e., days on which the Exchange is open) (“T+1”). All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 4:00 p.m. Eastern time with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 4:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of the Fund including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund is currently $400 for in-kind purchases and $100 for cash purchases, regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act of 1933. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption

Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of the Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

Cash Redemption Method

Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Redemption Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The transaction fee for the redemption of Creation Units is $400 for in-kind redemptions and $100 for cash redemptions. The Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Redemption Securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Redemption Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

When redeeming Creation Units for cash, the Fund may incur additional costs associated with the disposition of Deposit Securities that would otherwise be provided to an in-kind redeemer. These additional costs may be recoverable from the redeemer of Creation Units.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of the Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of the Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of the Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than one Business Day after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of the Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Federal Income Tax Matters

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) (collectively, “qualifying income”); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to distribute its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A sale of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a sale may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale.

An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant which does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the shares included in the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of the Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If the Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund’s entry into a short sale transaction could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, the Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. Treasury regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S. source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign companies treated as passive foreign investment companies for federal income tax purposes (“PFICs”). PFICs may be the only or primary means by which the Fund may invest in some countries. If the Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the interests in a foreign issuer are held by the Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

In addition, if the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may be able to make an election for such amounts to be included in income over eight years. Any income included under this rule may have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, and even though shareholders derived no economic benefit from the foreign entity’s deferred income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain U.S. Treasury regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributions of remaining net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of the Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund will make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV per share. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

General Information

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the 1933 Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust Code of Ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

Financial Statements

The Trust’s independent registered public accounting firm, Tait Weller, audits and reports on the Fund’s annual financial statements. Incorporated by reference herein is the Fund’s Annual Financials and Other Information for the fiscal year ended September 30, 2025, which is included as part of the Fund’s most recent Form N-CSR filing and includes the “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statement of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements.” The Fund has adopted the financial statements of the Predecessor Fund for the fiscal year ended September 30, 2023, and the fiscal period ended September 30, 2022. Those financial statements were audited by the Predecessor Fund’s independent public accounting firm. The Fund’s most recent Annual Financials and Other Information is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this SAI or at https://fpag.fpa.com.

Appendix A
Description of Securities Ratings

A debt obligation rating by Moody’s, Fitch, S&P, Morningstar DBRS (“Morningstar”), or Kroll Bond Rating Agency (“Kroll”) reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Fund’s Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch, S&P, Morningstar and Kroll.

Moody’s

Aaa - Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt- edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds judged to have speculative elements. Their future cannot be considered to be as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

Fitch

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. Default is a real possibility.

CC - Very high levels of credit risk. Default of some kind seems probable.

C - Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Note: The modifiers Plus (+) or Minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation category, or to corporate finance obligation ratings in the categories below ‘CCC’.

S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong, and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular type of obligation as a matter of policy.

Morningstar

AAA – A rating of AAA is the highest credit rating assigned by Morningstar. A rating of AAA indicates an extremely strong ability to make timely interest payments and ultimate principal payments on or prior to a rated final distribution or maturity date.

AA+, AA, AA- A rating in the AA category indicates a very strong ability to make timely interest and ultimate principal payments on or prior to a rated final distribution or maturity date.

A+, A, A- A rating in the A category indicates a strong ability to make timely interest and ultimate principal payments on or prior to a rated final distribution or maturity date, but that ability could be influenced by adverse changes in circumstances or conditions, such as adverse business or economic conditions.

BBB+, BBB, BBB- A rating in the BBB category indicates the ability to make timely payments of interest and ultimate principal payments on or prior to a rated final distribution or maturity date, but that ability could be impacted by adverse changes in circumstances or conditions, such as adverse business or economic conditions.

BB+, BB, BB- A rating in the BB category indicates the ability to make timely payments of interest and ultimate payment of principal on or prior to a rated final distribution or maturity date in the absence of various adverse circumstances or conditions such as adverse business or economic conditions. The vulnerability of securities rated BB to the previously mentioned conditions is greater than that of higher rated securities or issuers.

B+, B, B- A rating in the B category indicates a default has not yet occurred, but the issuer or securities are vulnerable to adverse changes in the business or economic environment. Securities rated in the B category are more vulnerable to nonpayment of timely interest and ultimate payment of principal on or prior to a rated final distribution date than higher rated securities.

CCC+, CCC, CCC- A rating in the CCC category indicates a material likelihood of default, and for corporate and financial institution obligations, significant dependence on favorable business conditions to avoid default or capital restructuring. For structured finance securities, forecasted or actual losses may have eroded but not yet eliminated available credit support.

CC – A rating of CC on a corporate or financial institution issuer or security indicates a default has not yet occurred but the issuer or security is extremely dependent on favorable business conditions to avoid default or significant capital restructuring. This rating does not apply to structured finance securities.

C – A rating of C on a corporate or financial institution issuer or security indicates a default is expected in the very near term. Corporate and financial institution issuers or securities will be rated C and placed on Under Review Negative during a cure period for payments of interest and principal. This rating does not apply to structured finance securities.

SD – A rating of SD indicates a selective default when an issuer has defaulted on one or more but not all its debt obligations without entering bankruptcy. Selective Default is not applicable to individual issues and therefore is not applicable to structured finance securities.

D – A rating of ‘D’ indicates that a default has occurred; or, for structured finance securities, (1) actual losses have reduced the principal balance of the security; or (2) actual losses have eliminated available credit support. Additionally, forecasted losses that would reduce the principal balance of the security or eliminate the available credit support, subject to our reasonable judgment, may be indicative of a D rating.

Kroll

AAA – Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA – Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A – Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB – Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.

BB – Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B – Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC – Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.

CC – Determined to be near default or in default with average recovery expectations.

C – Determined to be near default or in default with low recovery expectations.

D – Kroll defines default as occurring if: 1. There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered. 2. The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result. 3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

Kroll may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Commercial Paper Ratings. Moody’s and S&P employ the designations set forth below to rate commercial paper.

Moody’s designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers. Issuers rated Prime- 1 have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issuers assigned the highest rating by S&P (“A”) are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong. A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FPA Short Duration Government ETF

(Ticker: FPAS)

a series of Investment Managers Series Trust III

Statement of Additional Information

January 31, 2026

Listed and traded on:

CBOE BZX Exchange, Inc. (the “Exchange”)

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated January 31, 2026 of the FPA Short Duration Government ETF (the “Fund”), a series of Investment Managers Series Trust III (the “Trust”). The Fund’s Prospectus is hereby incorporated by reference, which means it is legally part of this document. First Pacific Advisors, LP (“FPA” or the “Adviser”) is the investment adviser to the Fund.

The Fund’s audited financial statements for the fiscal year ended September 30, 2025, are incorporated in this SAI by reference to the Fund’s Annual Financials and Other Information, which are included as part of the Fund’s most recent Form N-CSR filing. A copy of the Fund’s Prospectus, Annual Report, Semi-Annual Report, and Financials and Other Information can be obtained by visiting the Fund’s website at https://fpas.fpa.com or by contacting the Fund at the address or telephone number specified below.

FPA Short Duration Government ETF

c/o Distribution Services, LLC

190 Middle Street

Suite 301

Portland, Maine 04101

(800) 638-3060

The Trust and The Fund

Investment Managers Series Trust III was organized under the name The Regis Fund II as a Delaware business trust on May 18, 1994. The Regis Fund II changed its name to UAM Funds Trust on October 31, 1995. UAM Funds Trust changed its name to FPA Funds Trust on August 30, 2002. FPA Funds Trust changed its name to Investment Managers Series Trust III on January 10, 2024. The Trust is an open-end, management investment company and currently consists of several other series of shares of beneficial interest. The Trust is an open-end, management investment company which offers multiple series. FPA also serves as the investment adviser to the following other series of the Trust: (i) FPA Crescent Fund, (ii) FPA Flexible Fixed Income Fund, (iii) FPA New Income Fund, (iv) FPA Queens Road Small Cap Value Fund, (v) FPA Queens Road Value Fund, and (vi) FPA Global Equity ETF (collectively, the “FPA Funds”). The Adviser also serves as investment adviser to Source Capital, a closed-end investment management company. The FPA Funds and Source Capital are referred to herein as the “FPA Fund Complex.” This SAI relates only to the Fund and not to the other series of the Trust.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies.

The Fund offers and issues shares at their net asset value (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit”). The Fund generally offers and issues shares in exchange for a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. The shares of the Fund are listed on the Exchange and trade on the Exchange at market prices. These prices may differ from the shares’ NAV per share. The shares of the Fund are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities designated by the Fund and a specified cash payment.

Investment Strategies, Policies and Risks

The discussion below supplements information contained in the Fund’s Prospectus pertaining to the investment policies of the Fund.

1

Principal Investment Strategies, Policies and Risks

Market Conditions

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; public health emergencies (including widespread health crises such as the COVID-19 pandemic); China’s economic slowdown; war; and more recently, higher inflation. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

Government Obligations

The Fund may invest in U.S. government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Agency Obligations

The Fund may invest in agency obligations, such as obligations of the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mac,” and the Student Loan Marketing Association (“SLMA”). Some, such as those of the Export-Import Bank of the United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA and FHLMC, are supported by only the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored instrumentalities because they are not obligated by law to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, in September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator.

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Debt Securities

The Fund may invest in debt securities. Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead, payments “float” relative to a reference rate, such as the Secured Overnight Financing Rate (“SOFR”). This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) and/or BB or below by S&P Global Ratings (“S&P”) or unrated but determined by the Adviser to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, the Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Fund may incur losses or expenses in seeking recovery of amounts owed to it.

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Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund may have greater exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for the Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Adviser attempts to manage the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring market developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. In 2022, the Federal Reserve began to unwind its balance sheet by not replacing existing bond holdings as they mature (“Quantitative Tightening”). Also in 2022, the Federal Reserve began raising the federal funds rate in an effort to help fight inflation. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If the Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. Government interventions such as those described above may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results.

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Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If the Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, the Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

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The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Asset-Backed Securities

The Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Adviser subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

SOFR Risk

Public and private sector actors have worked to establish alternative reference rates, such as Secured Overnight Financing Rate (SOFR), to be used in place of the London Interbank Offered Rate (“LIBOR”), the publication of which has ceased. Certain floating or variable rate obligations or investments of the Fund may reference SOFR.

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SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data.

SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

SOFR is a financing rate based on overnight secured funding transactions, and thus it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate that reflected expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Cybersecurity Risk

Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber attacks affecting the Fund or the Adviser, the Fund’s custodian or transfer agent, or intermediaries or other third-party service providers may adversely impact the Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The use of artificial intelligence and machine learning could exacerbate these risks. The Fund may also incur additional costs for cybersecurity risk management purposes. While the Fund and its service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot control any cybersecurity plans or systems implemented by its service providers.

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Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

Other Investment Strategies, Policies and Risks

Short-Term Investments

Certificates of Deposit, Bankers’ Acceptances and Time Deposits

The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. dollar or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank, or savings and loan association for a definite period of time that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. The Fund may only acquire certificates of deposit, bankers’ acceptances, and time deposits issued by commercial banks or savings and loan associations that, at the time of the Fund’s investment, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such obligations are fully insured by the U.S. government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, are limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

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The Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Adviser may actively expose the Fund to credit risk. However, there can be no guarantee that the Adviser will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

Investment Company Shares

The Fund may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, the Fund may acquire shares of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of the Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund shares held by the Fund. The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the shares of another investment company. These changes include, in part, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits, the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act, which permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. Rule 12d1-4, among other things, (1) applies to both “acquired funds” and “acquiring funds,” each as defined under the rule; (2) includes limits on control and voting of acquired funds’ shares; (3) requires that the investment advisers of acquired funds and acquiring funds relying on the rule make certain specified findings based on their evaluation of the relevant fund of funds structure; (4) requires acquired funds and acquiring funds that are relying on the rule, and which do not have the same investment adviser, to enter into fund of funds investment agreements, which must include specific terms; and (5) includes certain limits on complex fund of funds structures.

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, the Fund may acquire the shares of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

●	The Fund may own an unlimited amount of the shares of any registered open-end fund or registered UIT that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any shares of registered open-end funds or registered UITs in reliance on certain sections of the 1940 Act.

●	The Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

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ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding shares during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company shares results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the shares of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The NAV and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until the Adviser determines it is appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds

The Fund may invest in ETFs. ETFs are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in large aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities designated by the ETF, (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the NAV of the shares and the NAV of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the investor will receive Redemption Securities (as defined further below) and a cash payment in an amount equal to the difference between the NAV of the shares being redeemed and the NAV of the Redemption Securities.

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The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by the Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will either (i) consistent with Section 18 of the 1940 Act, maintain asset coverage of at least 300% of the value of the repurchase agreement or (ii) treat the reverse repurchase agreement as a derivatives transaction for purposes of Rule 18f-4, including, as applicable, the value-at-risk (i.e., “VaR”) based limit on leverage risk. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

Debt Securities

Lower-Rated Debt Securities

The Fund may hold lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of the Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund’s NAV. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Adviser will monitor the investment to determine whether its retention will assist in meeting the Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

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The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when the Adviser believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV. In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase the Fund’s operating expenses and adversely affect the Fund’s NAV. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund’s intention to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”) may limit the extent to which the Fund may exercise its rights by taking possession of such assets. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Common Stocks

The Fund may hold investments in common stocks and rights to purchase common stocks. Such investments are typically received as a result of a conversion, corporate restructuring or recapitalization. Further, common stocks may be purchased as a result of exercising such rights, or purchased to increase an existing investment in common stocks.

Defaulted Securities

The Fund may, from time to time, hold defaulted securities if the Adviser believes that there is a potential for resumption of income payments or realization of value on the sale of the securities or the collateral or other advantageous developments appear likely in the future. Defaulted securities are highly speculative and involve a high degree of risk. There is a risk of a substantial or complete loss of the Fund’s investment in the event the issuer does not restructure or reorganize to enable it to resume paying interest and principal to holders. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings and it may be difficult to obtain information about the condition of such issuers. Such bankruptcy or receivership proceedings may require participation by the Adviser on behalf of the Fund. Defaulted securities may be less actively traded than other securities, making it more difficult to dispose of substantial holdings of such securities at prevailing market prices. Their market prices also are subject to abrupt and erratic movements and above-average price volatility and the spread between the bid and asked prices may be greater than normally expected.

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Borrowing

The Fund may engage in limited borrowing activities. Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. Illiquid securities may be difficult to value, and the Fund may have difficulty or be unable to dispose of such securities promptly or at reasonable prices.

The Fund may invest in restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from registration. While restricted securities are generally presumed to be illiquid, it may be determined that a particular restricted security is liquid. Rule 144A under the Securities Act establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities sold pursuant to Rule 144A in many cases provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by National Association of Securities Dealers Automated Quotation (“Nasdaq”). An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities, however, could adversely affect the marketability of such portfolio securities and result in the Fund’s inability to dispose of such securities promptly or at favorable prices.

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The Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the Securities Act. 4(a)(2) commercial paper typically has the same price and liquidity characteristics as commercial paper, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the Securities Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund.

Rule 22e-4 under the 1940 Act requires, among other things, that the Fund establish a liquidity risk management program (“LRMP”) that is reasonably designed to assess and manage liquidity risk. Rule 22e-4 defines “liquidity risk” as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Fund has implemented a LRMP to meet the relevant requirements. Additionally, the Board of Trustees of the Trust (the “Board”), including a majority of the Independent Trustees, approved the designation of the Adviser as the Fund’s LRMP administrator to administer such program, and will review no less frequently than annually a written report prepared by the Adviser that addresses the operation of the LRMP and assesses its adequacy and effectiveness of implementation. Among other things, the LRMP provides for the classification of each Fund investment as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment” or “illiquid investment.” The liquidity risk classifications of the Fund’s investments are determined after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. To the extent that a Fund investment is deemed to be an “illiquid investment” or a “less liquid investment,” the Fund can expect to be exposed to greater liquidity risk. There is no guarantee the LRMP will be effective in its operations, and complying with Rule 22e-4, including bearing related costs, could impact the Fund’s performance and its ability to seek its investment objective.

The Fund will not purchase illiquid securities if, as a result of the purchase, more than 15% of the Fund’s net assets are invested in such securities. If at any time a portfolio manager and/or the Adviser determines that the value of illiquid securities held by the Fund exceeds 15% of the Fund’s net assets, the Fund’s portfolio managers and the Adviser will take such steps as they consider appropriate to reduce the percentage as soon as reasonably practicable.

Temporary Investments

The Fund may take temporary defensive measures that are inconsistent with the Fund’s normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Adviser. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. The Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser, with respect to assets so invested. The Fund may not achieve its investment objective during temporary defensive periods.

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Lending Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Use of Artificial Intelligence

The Adviser may use artificial intelligence technology tools (“AI”), including generative artificial intelligence and similar technologies (“GenAI”), to aid in the development of infrastructure and technology, to assist in the research process, and for other use cases as identified by the Adviser. AI is an emerging and rapidly evolving technology and therefore it is difficult to fully assess the risks associated with it. While the Adviser endeavors to evaluate AI tools before using them in its business, and is developing protocols for use of AI which attempt to address certain known risks associated with the technology, there can be no assurance that it will do so successfully, and the use of AI may adversely affect the Adviser and the Fund. GenAI may create output that superficially appears correct but may in fact be incorrect. To the extent the Adviser uses GenAI software, there is no assurance that such software will function correctly, efficiently, or without security weaknesses. While the Adviser has implemented certain quality control procedures for software development generally, there is no assurance that such procedures will identify all relevant issues, defects or errors in any software, including any AI-generated output. There is no assurance that the Adviser can successfully assert proprietary rights in any AI-generated output. The intellectual property laws relating to AI-generated works of authorship or inventions is unclear, and there is no assurance that intellectual property laws would be sufficient to permit the Adviser to protect its AI-generated output in the event that others obtain access to it. Conversely, it is possible that the output from any GenAI model may be similar to preexisting content on which the GenAI model was trained and there is also a risk that the Adviser and the Fund could incur liability or expense in connection with claims of infringement or similar claims by third parties related to information which the Adviser receives through GenAI.

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The use of AI as a tool in investment management is relatively new and has not been the subject of significant regulatory oversight. The regulatory landscape for the use of AI for investment management purposes is likely to evolve. It is possible that new regulations may emerge in this area which impede or hinder the Adviser’s ability to use AI in the future. There can be no assurance that the Adviser’s anticipated use of AI will be able to continue without restrictive regulatory requirements.

Investment Restrictions

The Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of the Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

The Fund may not:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements;

2.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

3.	With respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer;

4.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry (other than securities issued by the U.S. government, its agencies or instrumentalities);

5.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (REITs));

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6.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets; or

7.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into future contracts, or acquiring securities or other instruments and options thereon backed by, or related to, physical commodities.

The Fund observes the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

1.	The Fund may not invest, in the aggregate, more than 15% of its net assets in securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation.

Management of the Fund

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with the Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, Distributor, co-administrators, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Adviser is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board. All Trustees are trustees of the FPA Fund Complex.

Trustees serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, a Trustee’s term is indefinite in length. If a Trustee dies or resigns, a successor generally can be elected by the remaining Trustees. Each Trustee was last elected to the Board at a shareholder meeting held on June 1, 2023.

Sandra Brown, Robert F. Goldrich, and John P. Zader, are all of the Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below.

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Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years and Other Affiliations	Number of Portfolios in FPA Fund Complex Overseen By Trustee[5]	Other Directorships Held By Trustee During Past Five Years[6]
Independent Trustees
Sandra Brown, Born 1955	Trustee	Unlimited; Since 2016	Consultant (2009 – present). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999 – 2009); President, Transamerica Securities Sales Corp. (1998 – 2009); Vice President, Bank of America Mutual Fund Administration (1990 – 1998); Trustee of Bragg Capital Trust (2020 – 2023).	8	None
Robert F. Goldrich, Born 1962	Trustee	Unlimited; Since 2022	President of WireFox LLC (2022 – present); SVP Strategies Initiative of CMW Strategies (2022 – 2024); President/CFO of the Leon Levy Foundation (2014 – 2022); Director/Trustee of each FPA Fund since 2022 (Bragg Capital Trust 2022 – 2023).	8	None
John P. Zader, Born 1961	Trustee	Unlimited; Since 2023	Retired (2014 – present); Formerly, CEO, UMB Fund Services, Inc. (2006 – June 2014), a mutual fund and hedge fund service provider; President, Investment Managers Series Trust (2007 – 2014).	8	Investment Managers Series Trust, a registered investment company (2007-2022) and Investment Managers Series Trust II, a registered investment company (includes 222 portfolios) (2013 – present).
Interested Trustees
J. Richard Atwood, Born 1960(2), (3)	Trustee	Unlimited; Since 2016(3)	Retired (January 2025 – present); Formerly, Director and President of FPA GP, Inc., the General Partner of the Adviser (2018 – 2024) and Managing Partner of FPA (2000 – 2024); Director/Trustee of each FPA Fund since 2016; President of each FPA Fund (2016 – 2023).	8	None

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Name, Address(1) and Age	Position(s) with Trust	Term of Office and Length of Time Served	Principal Occupations During Past Five Years and Other Affiliations	Number of Portfolios in FPA Fund Complex Overseen By Trustee[5]	Other Directorships Held By Trustee During Past Five Years[6]
Maureen Quill(4) Born 1963	Trustee and President	Unlimited; Since 2023	President, Investment Managers Series III (2023 – present); President, Investment Managers Series Trust (2019 – present); EVP/Executive Director Registered Funds (2018 – present). Formerly, Chief Operating Officer (2014 –2018), and Executive Vice President (2007 –2014), UMB Fund Services, Inc.; President, UMB Distribution Services (2013 –2020); Vice President, Investment Managers Series Trust (2013 –2014).	8	Investment Managers Series Trust, a registered investment company (includes 30 portfolios) (2019 – present).

(1)	The address for each Trustee is 235 West Galena Street, Milwaukee, Wisconsin 53212.
(2)	Mr. Atwood is an “interested person” within the meaning of the 1940 Act by virtue of his affiliation with the Adviser.
(3)	Mt. Atwood will resign as Trustee of the Trust by April 30, 2026.
(4)	Ms. Quill is an “interested person” within the meaning of the 1940 Act by virtue of her affiliation with UMB Fund Services, Inc.
(5)	The Trust is comprised of multiple series managed by unaffiliated investment advisers. Each Trustee serves as Trustee of each series of the Trust. The term “FPA Fund Complex” applies only to the series managed by the same investment adviser, as well as to Source Capital, a closed-end investment management company, to which the Trustees also serve as Trustees. The Adviser also serves as investment adviser to the (i) FPA Crescent Fund, (ii) FPA New Income Fund, (iii) FPA Flexible Fixed Income Fund, (iv) FPA Queens Road Small Cap Value Fund, (v) FPA Queens Road Value Fund, and (vi) FPA Global Equity ETF which are offered in separate prospectuses. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services.
(6)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.

Officers of the Trust

Officers of the Trust are elected annually by the Board. The following individuals serve as officers of the Trust.

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Name, Address(1) and Year of Birth	Position with Trust	Year First Elected as Officer of the Trust	Principal Occupation(s) During the Past Five Years
Rita Dam 1966	Treasurer and Assistant Secretary	2023	Co-Chief Executive Officer (2016 – present), and Formerly, Vice President (2006 – 2015), Mutual Fund Administration, LLC; Treasurer and Assistant Secretary, Investment Managers Series Trust (2007 – present); Formerly, Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2022).
Diane Drake 1967	Secretary	2023	Senior Counsel, Mutual Fund Administration, LLC (2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 – 2019).
Martin Dziura 1959	Chief Compliance Officer	2023	Principal, Dziura Compliance Consulting, LLC (2014 – present); Formerly, Managing Director, Cipperman Compliance Services (2010 –2014); Chief Compliance Officer, Hanlon Investment Management (2009 – 2010); Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).
Max Banhazl 1987	Vice President	2023	Vice President, Mutual Fund Administration, LLC (2012 – present); Managing Director, Marketing and Sales Director, Foothill Capital Management (2018 – 2022).
Korey Bauer 1989	Vice President	2023	Vice President/Business Development, Mutual Fund Administration, LLC (2022 – present); Chief Investment Officer, Managing Director, and Portfolio Manager of Foothill Capital Management (2018 – 2022); Portfolio Manager, AXS Investments, LLC (2020 – 2022); President, Chief Executive Officer and Chief Compliance Officer of Bauer Capital Management, LLC (2014 – 2018).

(1)	The address for Ms. Dam, Ms. Drake, Mr. Banhazl, and Mr. Bauer: 2220 E. Route 66, Suite 226, Glendora, California 91740. The address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063

Leadership Structure and Responsibilities of the Board and its Committees

The Board has general oversight responsibility with respect to the Fund’s business and affairs. Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Board, which meets at least quarterly. The Board is currently composed of five Trustees, three of whom are each not an “interested person” of the Fund, as that term is defined in the 1940 Act (each an “Independent Trustee”). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Trustees and with Trust officers and management personnel.

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The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also conducts an annual self- assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations, among other matters. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics.

The Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. Several members of the Board have had a long and continued service with the Fund. As noted in the table above, the Trustees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Trustee’s financial and business experience gives him or her the qualifications and skills to serve as a Trustee. Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to the information in the Fund’s registration statement.

Day-to-day management of the Fund, including risk management, is the responsibility of the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes. The Board oversees the processes implemented by the Adviser and other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request.

Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s objective. As a result of the foregoing and other factors, the ability of the Fund’s service providers to eliminate or mitigate risks is subject to limitations.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Trustees meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic compliance reports, which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the Board evaluating and reporting on the Fund’s compliance policies and procedures.

Committees of the Board

The Board has an Audit Committee and a Nominating, Governance, and Regulatory Review Committee (the “Nominating Committee”). The responsibilities of each committee are described below.

The Audit Committee is comprised of all of the Independent Trustees and meets quarterly at regularly scheduled meetings. The Audit Committee makes recommendations to the Board concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met twice during the fiscal year ended September 30, 2025.

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The Nominating Committee is comprised of all of the Independent Trustees. The Nominating Committee meets from time to time as needed. The Nominating Committee recommends to the full Board nominees for election as Trustees of the Fund to fill the vacancies on the Board, when and as they occur. The Nominating Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee. The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Trustees. The Nominating Committee met once during the fiscal year ended September 30, 2025.

The Nominating Committee is responsible for searching for Trustee candidates that meet the evolving needs of the Board. Trustee candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating Committee in the Trustee identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflicts of interest or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Nominating Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating Committee does not have a formal policy regarding diversity on the Board, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board.

Trustee Compensation

The following information relates to compensation paid to the Trustees. The Fund typically pays each Independent Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. No pension or retirement benefits are accrued as part of Fund expenses. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee.

Effective January 1, 2026, each Independent Trustee receives a fixed annual retainer of $195,000, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.  In addition, Mr. Zader will receive an additional annual retainer of $50,000 for serving as Chair of the Board; Ms. Brown will receive an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich will receive an additional annual retainer of $20,000 for serving as Chair of the Nominating Committee.

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Prior to January 1, 2026, each Independent Trustee received a fixed annual retainer of $177,500, payable in equal quarterly increments; $6,000 for each special in-person meeting attended; and $2,500 for each other special meeting attended by videoconference or teleconference at which Board action is taken and/or materials were prepared for review.  In addition, Mr. Zader received an additional annual retainer of $40,000 for serving as Chair of the Board; Ms. Brown received an additional annual retainer of $20,000 for serving as Chair of the Audit Committee; and Mr. Goldrich received an additional annual retainer of $20,000 for serving as Chair of the Nominating Committee.

The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees.

The Trustees may elect to defer payment of their compensation from the Fund pursuant to the Trust’s non-qualified Deferred Compensation Plan for Trustees which permits the Trustees to defer receipt of all or part of their compensation from the Trust. Amounts deferred are deemed invested in shares of one or more series of the Trust, as selected by the Trustee from time to time. A Trustee’s deferred compensation account will be paid in cash at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan. Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

Mr. Atwood is not compensated for his service as Trustee because of his affiliation with the Adviser. Ms. Quill is not compensated for her service as Trustee because of her affiliation with UMB Fund Services, Inc. and the Distributor. Officers of the Trust are not compensated by the Fund for their services.

Name of Person/Position	Aggregate Compensation From the Fund ($)[1]	Total Compensation from Fund and Fund Complex Paid to Trustees ($)[1]
Sandra Brown, Independent Trustee	$7,705	$182,409
Robert F. Goldrich, Independent Trustee	$7.705	$182,409
John P. Zader[2], Independent Trustee	$8,456	$198,292
J. Richard Atwood, Interested Trustee	$0	$0
Maureen Quill, Interested Trustee	$0	$0

[1]	There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the series managed by the same investment adviser. The Fund’s investment adviser also serves as investment adviser to the (i) FPA Crescent Fund, (ii) FPA Flexible Fixed Income Fund, (iii) FPA Global Equity ETF, (iv) FPA New Income Fund, (v) FPA Queens Road Small Cap Value Fund, (vi) FPA Queens Road Value Fund, and (vii) Source Capital. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services. For the Fund’s fiscal year ended September 30, 2025, the aggregate Independent Trustees’ fees for the Trust were $614,500.

[2]	John Zader elected to defer payment of his compensation from the Fund under the Fund’s non-qualified Deferred Compensation Plan for Trustees under which trustees may defer receipt of all or part of their compensation from the Fund. As of the fiscal year ended September 30, 2025, the total amount of deferred compensation payable to Mr. Zader was $117,010.

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Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Fund and the Fund Complex, as of December 31, 2025, is set forth in the following table.

Trustee	Ownership in the Fund	Ownership in Fund Complex
Sandra Brown, Independent Trustee	None	$10,001-$50,000
Robert F. Goldrich, Independent Trustee	None	None
John P. Zader, Independent Trustee	None	None
J. Richard Atwood, Interested Trustee	Over $100,000	Over $100,000
Maureen Quill, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

The principal shareholders are holders of record of more than 5% of the outstanding shares of the Fund. Persons holding more than 25% of the outstanding shares of the Fund may be deemed to have “control” (as that term is defined in the 1940 Act) and may be able to affect or determine the outcome of matters presented for a vote of shareholders.

As of December 31, 2025, the following persons held of record or beneficially 5% or more of the outstanding shares of the Fund.

Shareholder Name/Address	Shares	Percentage of Total Outstanding Shares
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	111,410	66.52%
GOLDMAN SACHS & CO. LLC NEW YORK, NY 10282	21,038	12.02%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	16,351	9.34%
JP MORGAN SECURITIES LLC 4 CHASE METROTECH CENTER BROOKLYN, NY 11245	12,524	7.16%

As of December 31, 2025, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of the Fund. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Adviser, the Fund’s distributor, Distribution Services, LLC, or any of their respective affiliates.

The Adviser

First Pacific Advisors, LP, 2101 E. El Segundo Blvd., Suite 301, El Segundo, California 90245, serves as the Fund’s investment adviser. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser manages separate accounts and mutual funds and has approximately $31.9 billion in assets under management as of December 31, 2025.

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Subject to the oversight of the Board, the Adviser is responsible for the overall management of the Fund’s investment related business affairs. Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Adviser, subject to the supervision of the Board, and in conformity with the stated policies of the Fund, manages the portfolio investment operations of the Fund. The Adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board. In general, the Adviser’s duties include setting the Fund’s overall investment strategies and asset allocation.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or the Fund’s distributor, (c) the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of maintaining certain required records of the Fund and of pricing the Shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Board meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will remain in effect for an initial two-year period. After the initial two-year period, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund, upon giving the Adviser 60 days’ notice when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Board, or by the Adviser on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Adviser of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee (computed daily and payable monthly) of 0.25% of the Fund’s average daily net assets.

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The Adviser has contractually agreed to limit the Fund’s total annual fund operating expenses (excluding any leverage expenses, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses), to 0.09% of the Fund’s average daily net assets through October 31, 2027. The Adviser may recoup any operating expenses in excess of these limits from the Fund within three years if such recoupment can be achieved within the lesser of the foregoing expense limits and the expense limits in place at the time of recoupment. This agreement may only be terminated before its expiration date by the Board of Trustees of the Trust or upon termination of the Advisory Agreement.

Portfolio Manager

The portfolio manager, Abhijeet Patwardhan, is responsible for the day-to-day management of other accounts. Set forth below is the following information as of September 30, 2025, with respect to the portfolio manager who is primarily responsible for the day-to-day management of the Fund’s portfolio, as identified in the Prospectus: (i) other accounts managed by the portfolio manager, (ii) a description of the portfolio manager’s compensation structure and (iii) the dollar range of the portfolio manager’s investments in the Fund.

Other Accounts Managed by Portfolio Manager

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Abhijeet Patwardhan	3	$12,456	0	0	7	$424

Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Abhijeet Patwardhan	0	0	0	0	0	0

Conflicts of Interest. A portfolio manager may also be responsible for managing other accounts in addition to the Fund. Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio manager in a personal or other capacity. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Because of their positions with the Fund, each portfolio manager knows the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

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In addition, regulatory issues applicable to FPA or one or more of the investment companies or other accounts it manages may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. FPA has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, FPA may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio manager that the overall benefits outweigh any disadvantages that may arise from this practice. In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment. Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if FPA deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or “odd lot” allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by FPA. Subject to applicable laws and/or account restrictions, FPA may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other FPA clients invest in different parts of an issuer’s capital structure, such as when one client owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. Depending upon the particular facts and circumstances, FPA may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Moreover, the Fund or other account managed by FPA may invest in a transaction in which one or more investment companies or accounts managed by FPA are expected to participate, or already have made or will seek to make, an investment. Such investment companies or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, FPA will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in FPA acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

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Cross-Trades. FPA, to the extent consistent with applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its affiliates. Any such purchases, sales, or exchanges generally will be effected only in a manner consistent with the 1940 Act, the rules thereunder and relevant guidance by the SEC or its staff and will be subject to approval by FPA’s compliance department and Board oversight.

Material Non-Public Information. FPA may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise. Should this occur, FPA would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material. FPA may establish information barriers that have the effect that disclosure of such information to FPA personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information. Therefore, the Fund may not have access to material non-public information in the possession of FPA which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken. Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Compensation. Compensation of the portfolio manager consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the portfolio manager is an equity owner of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the portfolio manager’s performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development.

The majority of the fixed portion of the bonus is based on the revenues received on the assets managed by the portfolio manager, including the Fund’s assets.

The value of each portfolio manager’s ownership interest in the Adviser is dependent upon a variety of factors, including his ability to effectively manage the business over the long term.

Portfolio Manager Fund Ownership. As of September 30, 2025, the portfolio manager owned shares of the Fund as set forth in the table below. The following are the ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Abhijeet Patwardhan	$100,001 - $500,000

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Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 235 West Galena Street, Milwaukee, Wisconsin 53212, and Mutual Fund Administration, LLC (“MFAC”), 2220 E. Route 66, Suite 226, Glendora, California 91740 (collectively the “Co-Administrators”), serve as co-administrators for the Fund. The Co-Administrators provide certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Co-Administration Agreement provides that neither Co-Administrator shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or its series, except for losses resulting from a Co-Administrator’s willful misfeasance, bad faith or negligence in the performance of its duties or from reckless disregard by it of its obligations and duties under the Agreement.

The Adviser pays the Co-Administrators a fee for administration services. The fee is payable monthly based on the Fund’s average daily net assets.

The Fund paid the following co-administration fees for the period indicated:

Co-Administration Fees ($)
For the Fiscal Year Ended September 30, 2025	$59,606

Transfer Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s transfer agent. The transfer agent provides record keeping and shareholder services.

Custodian. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the Fund’s custodian. The custodian holds the securities, cash and other assets of the Fund.

Fund Accounting Agent. Brown Brothers Harriman & Co., located at 50 Post Office Square, Boston, Massachusetts 02110, serves as the fund accounting agent for the Fund. The fund accounting agent calculates the Fund’s daily NAV.

Legal Counsel. Morgan, Lewis & Bockius LLP (“Morgan Lewis”), 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust and the Independent Trustees.

Independent Registered Public Accounting Firm. Tait, Weller & Baker LLP (“Tait Weller”), Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102-2529, is the independent registered public accounting firm for the Fund. Its services include auditing the Fund’s financial statements and the performance of related tax services.

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Distributor and the Distribution Agreement

Distribution Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at 190 Middle Street, Suite 301, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Adviser, or any other service provider for the Fund.

The offering of the Fund’s shares is continuous. The Distribution Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Board or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement has been approved by the Board and a majority of the Fund’s Trustees who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice. The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter (“OTC”) market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which the Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

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While it is the Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund are made independently from those of other client accounts that may be managed or advised by the Adviser. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Adviser’s other client accounts.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Fund. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers. The brokers may also supply the Fund with research, statistical and other services.

Holdings of Securities of the Fund’s Regular Brokers and Dealers

From time to time, the Fund may acquire and hold securities issued by its “regular brokers or dealers” or the parents of those brokers or dealers. “Regular brokers or dealers” (as such term is defined in the 1940 Act) of the Fund are the ten brokers or dealers that, during the most recent fiscal year, (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions, (ii) engaged as principal in the largest dollar amounts of the portfolio transactions of the Fund, or (iii) sold the largest dollar amounts of the Fund’s shares. The Fund did not hold any securities of its “regular broker-dealers” as of September 30, 2025.

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, as applicable, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes. The Fund’s portfolio turnover rate for the fiscal year ended September 30, 2025 was 228%.

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Proxy Voting Policy

The Fund has delegated the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. FPA’s Proxy Voting Policy seeks to ensure that Fund proxies are voted consistently and in the best economic interests of the Fund. FPA considers each proxy individually, on a case-by-case basis.

Where a proxy proposal raises a material conflict between FPA’s interests and the Fund’s interests, FPA will resolve the conflict as follows:

FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue, and after review of the issue and any associated documentation, the internal group will propose a course of action that they determine is in the best interest of the applicable FPA client(s). The internal group may take, but is not limited to, the following courses of action:

●	Consulting with the Board of Trustees for a course of action;

●	Voting in accordance with the recommendation of its proxy voting service provider;

●	“Echo” or “mirror” voting those shares in the same proportion as other votes;

●	Seeking client consent for the vote recommended by the Portfolio Manager;

●	Engaging an independent third party to provide a recommendation on how to vote the proxy; or

●	Abstaining from voting the proxy; or

●	For debt proxies, additional courses of action may also include: (i) voting with the majority of uninterested lenders; (ii) ceding its vote to the agent bank if the asset held is bank debt; or (iii) appointing an independent committee or party to make the voting decision.

FPA will vote the proxy or abstain from voting the proxy pursuant to the internal group’s instructions. In certain instances, FPA may elect not to vote a proxy or otherwise be unable to vote a proxy on the Fund’s behalf. Such instances may include but are not limited to a de minimis number of shares held, potential adverse impact on the Fund’s portfolio of voting such proxy (e.g., share blocking or short-term prohibitions on selling the issuer’s shares after the vote), or logistical or other considerations related to non-U.S. issuers (e.g., where an investment company’s legal structure may not be recognized in the relevant jurisdiction). In addition, FPA generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the Fund’s best interests to do so.

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The Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ended June 30 of each year. Once filed, the Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-982-4372, or by visiting the SEC’s web site at https://www.sec.gov. The Fund’s proxy voting record is also available on the Fund’s website at https://fpas.fpa.com.

Anti-Money Laundering Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. An officer of the Trust’s Transfer Agent serves as the Trust’s Anti-Money Laundering Compliance Officer.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Portfolio Holdings Information

The Trust’s Board has adopted a policy regarding the disclosure of information about the Fund’s security holdings. The Fund’s entire portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services including publicly available internet web sites. In addition, the composition of the in-kind creation basket and the in-kind redemption basket is publicly disseminated daily prior to the opening of the Exchange via the NSCC.

Greater than daily access to information concerning the Fund’s portfolio holdings will be permitted (i) to certain personnel of service providers to the Fund involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, and (ii) to other personnel of the Fund’s service providers who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course, agreements with the Fund, and the terms of the Trust’s current registration statement. From time to time, and in the ordinary course of business, such information may also be disclosed (i) to other entities that provide services to the Fund, including pricing information vendors, and third parties that deliver analytical, statistical or consulting services to the Fund and (ii) generally after it has been disseminated to the NSCC.

The Fund will disclose its complete portfolio holdings in public filings with the SEC on a quarterly basis, based on the Fund’s fiscal year-end, within 60 days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.

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No person is authorized to disclose any of the Fund’s portfolio holdings or other investment positions (whether in writing, by fax, by e-mail, orally, or by other means) except in accordance with this policy. The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings. The Board reviews the implementation of this policy on a periodic basis.

Determination of Net Asset Value

The NAV of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the Exchange on each day the Exchange is open for trading. The NAV may be calculated earlier if permitted by the SEC. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that the Exchange will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

The NAV of the Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding (assets – liabilities / # of shares = NAV). The NAV takes into account all of the expenses and fees of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board has appointed the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of the Fund’s portfolio investments, subject to the Board’s oversight. The Adviser considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances. As the Valuation Designee, the Adviser has established procedures for its fair valuation of the Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the last available bid price. Most fixed income securities are generally valued at prices obtained from pricing vendors. If no such vendor prices are available, such fixed income securities are valued using at least three broker quotes (or two broker quotes if three are not available). Vendors value fixed income securities based on one or more of the following inputs: transactions, bids, offers, quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Fixed-income and convertible securities listed on a national securities exchange for which the OTC market more accurately reflects the securities’ value in the judgment of the Valuation Designee, are valued at the most recent bid price.

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Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions, which due to their small size, may receive evaluated prices by pricing services that reflect a large block trade and not what actually could be obtained for the odd-lot position. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred. Use of fair valuation procedures is intended to result in a more appropriate NAV. In addition, such use is intended to reduce potential arbitrage opportunities otherwise available to short-term investors.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded on the Nasdaq, National Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded on the Nasdaq National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation in which a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Adviser. The Adviser will periodically review the reliability of the Fund’s fair value methodology. The Fund may hold portfolio securities such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of the Fund are valued in such manner as the Adviser in good faith deems appropriate to reflect as their fair value.

BOOK ENTRY ONLY SYSTEM

Depository Trust Company (“DTC”) acts as securities depositary for the Fund’s shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for shares.

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DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares of the Fund is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares of the Fund (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares of the Fund. The Trust recognizes DTC or its nominee as the record owner of all shares of the Fund for all purposes. Beneficial Owners of shares of the Fund are not entitled to have such shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares of the Fund.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of shares of the Fund held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding shares of the Fund, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Fund. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares of the Fund held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Fund’s shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

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DTC may determine to discontinue providing its service with respect to the Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Fund shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of shares of the Fund, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Fund issues and redeems its shares on a continuous basis, at NAV, only in a large, specified number of shares called a “Creation Unit,” either principally in-kind for securities designated by the Fund together with the deposit of a specified cash payment or in cash for the value of such securities. The NAV of the Fund’s shares is determined once each Business Day (defined below), as described below under “Determination of Net Asset Value.” The Creation Unit size may change. Authorized Participants will be notified of such change.

Purchase (Creation)

The Trust issues and sells shares of the Fund only: (i) in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”); or (ii) pursuant to the Dividend Reinvestment Service (defined below). The Fund will not issue fractional Creation Units. A Business Day is, generally, any day on which the Exchange is open for business.

Fund Deposit

The consideration for purchase of a Creation Unit of the Fund generally consists of either (i) the in-kind deposit of the Deposit Securities and the Cash Component (defined below), computed as described below, or (ii) the cash value of the Deposit Cash and the Cash Component. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser. These additional costs may be recoverable from the purchaser of Creation Units.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund. The “Cash Component” is an amount equal to the difference between the NAV of the shares of the Fund (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

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The Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for the Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of the Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for the Fund may be changed from time to time with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to corporate action events and adjustments to the weighting or composition of the Fund’s portfolio.

The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of or implementation of changes to the Fund’s portfolio.

Cash Purchase Method

The Trust may at its discretion permit full or partial cash purchases of Creation Units of the Fund. When full or partial cash purchases of Creation Units are available or specified for the Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a full or partial cash purchase, the Authorized Participant must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser together with a creation transaction fee and non-standard charges, as may be applicable.

Procedures for Purchase of Creation Units

To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of the Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent and the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (defined below) and any other applicable fees, taxes, and additional variable charge. The Adviser may retain all or a portion of the creation transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the creation transaction fee is designed to cover.

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All orders to purchase shares of the Fund directly from the Fund, including custom orders, must be placed for one or more Creation Units in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase shares directly from the Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, the Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Fund’s investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the AP Handbook or applicable order form. The Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the applicable cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the first Business Day after the Order Placement Date. The Fund reserves the right to settle transactions on a basis other than “T” plus one Business Day (i.e., days on which the Exchange is open) (“T+1”). All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of the Fund.

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The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 4:00 p.m. Eastern time with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 4:00 p.m. Eastern time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, AP Handbook, order form, and this SAI are properly followed.

Issuance of a Creation Unit

Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent. However, the Fund reserves the right to settle Creation Unit transactions on a basis other than the first Business Day following the day on which the purchase order is deemed received by the Transfer Agent in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to the Fund for losses, if any, resulting from unsettled orders.

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Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares of the Fund on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by the time set forth in the Participant Agreement on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income, and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a creation transaction fee as set forth below under “Creation Transaction Fee” may be charged and an additional variable charge may also apply. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

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Acceptance of Orders of Creation Units

The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent in respect of the Fund including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed purchase (i.e., creation) transaction fee may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard creation transaction fee for the Fund is currently $400 for in-kind purchases and $100 for cash purchases, regardless of the number of Creation Units created in the transaction. The Fund may adjust the creation transaction fee from time to time. The creation transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of the Fund’s portfolio in a more efficient manner than could have been achieved without such order.

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Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services which may include an amount for the creation transaction fee and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the issuance of a Creation Unit, which the Transaction Fee is designed to cover.

Risks of Purchasing Creation Units

There are certain legal risks unique to investors purchasing Creation Units directly from the Fund. Because the Fund’s shares may be issued on an ongoing basis, a “distribution” of shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from the Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary-market demand for shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with the Fund’s shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption

Shares of the Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON REORGANIZATION, MERGER, CONVERSION OR LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough shares of the Fund in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of the Fund.

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Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the NAV of the shares of the Fund being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less any fixed redemption transaction fee as set forth below and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the NAV of the shares of the Fund, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.

Cash Redemption Method

Full or partial cash redemptions of Creation Units will be effected in essentially the same manner as in-kind redemptions thereof. In the case of full or partial cash redemptions, the Authorized Participant receives the cash equivalent of the Redemption Securities it would otherwise receive through an in-kind redemption, plus the same Cash Redemption Amount to be paid to an in-kind redeemer.

Redemption Transaction Fee

A fixed redemption transaction fee may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The transaction fee for the redemption of Creation Units is $400 for in-kind redemptions and $100 for cash redemptions. The Fund may adjust the redemption transaction fee from time to time. The redemption transaction fee may be waived on certain orders if the Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, may be imposed for cash redemptions, non-standard orders, or partial cash redemptions for the Fund. The variable fee is primarily designed to cover non-standard charges, e.g., brokerage, taxes, foreign exchange, execution, market impact, and other costs and expenses, related to the execution of trades resulting from such transaction. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. The Fund may determine not to charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of the Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged a fee for such services, which may include an amount for the redemption transaction fees and non-standard charges. Investors are responsible for the costs of transferring the securities constituting the Redemption Securities to the account of the Trust. The non-standard charges are payable to the Fund as it incurs costs in connection with the redemption of Creation Units, the receipt of Redemption Securities and the Cash Redemption Amount and other transactions costs. The Adviser may retain all or a portion of the redemption transaction fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the redemption of a Creation Unit, which the redemption transaction fee is designed to cover.

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When redeeming Creation Units for cash, the Fund may incur additional costs associated with the disposition of Deposit Securities that would otherwise be provided to an in-kind redeemer. These additional costs may be recoverable from the redeemer of Creation Units.

Procedures for Redemption of Creation Units

Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s shares of the Fund through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected, unless, to the extent contemplated by the Participant Agreement, collateral is posted in an amount equal to a percentage of the value of the missing shares of the Fund as specified in the Participant Agreement (and marked to market daily).

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares of the Fund to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures

In connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded, to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within one Business Day of the trade date. However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than one Business Day after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such shares in cash, and the redeeming shareholders will be required to receive redemption proceeds in cash.

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If it is not possible to make other such arrangements, or it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Redemption Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in NAV.

Pursuant to the Participant Agreement, an Authorized Participant submitting a redemption request is deemed to make certain representations to the Trust regarding the Authorized Participant’s ability to tender for redemption the requisite number of shares of the Fund. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Redemptions of shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the shares of the Fund to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.

Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares, or to purchase or sell shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the securities owned by the Fund or determination of the NAV of the shares of the Fund is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

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Federal Income Tax Matters

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisors with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) (collectively, “qualifying income”); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships”; and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at the applicable corporate tax rate on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

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If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to distribute its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income, generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by the Fund from REITs generally do not qualify for treatment as qualified dividend income.

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Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

If the Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code. In order to qualify for this deduction, noncorporate shareholders must meet minimum holding period requirements with respect to their Fund shares.

Under Section 163(j) of the Code, a taxpayer’s business interest expense is generally deductible to the extent of the taxpayer’s business interest income plus certain other amounts. If the Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund’s “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, the Fund’s shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of the Fund shares and must not have hedged its position in the Fund shares in certain ways.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

For U.S. federal income tax purposes, the Fund is permitted to carry forward indefinitely a net capital loss from any taxable year to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

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Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions are subject to an excise tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A sale of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a sale or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a sale may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the sale.

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An Authorized Participant who exchanges securities for Creation Units generally will recognize gain or loss from the exchange. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. The ability of Authorized Participants to receive a full or partial cash redemption of Creation Units of the Fund may limit the tax efficiency of the Fund. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units and the exchanger’s basis in the Creation Units. The Internal Revenue Service (the “IRS”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” (for an Authorized Participant which does not mark-to-market its holdings) or on the basis that there has been no significant change in economic position.

Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year, and otherwise will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six months or less should be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the shares included in the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust on behalf of the Fund has the right to reject an order for a purchase of shares of the Fund if the purchaser (or a group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of that Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units. Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund’s entry into a short sale transaction could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

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If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as the Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. Treasury regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S. source income in the hands of a Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements. Under certain circumstances, if the Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be affected, or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

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Foreign exchange gains or losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Fund may purchase the securities of certain foreign companies treated as passive foreign investment companies for federal income tax purposes (“PFICs”). PFICs may be the only or primary means by which the Fund may invest in some countries. If the Fund invests in equity securities of PFICs, it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such securities even if such income is distributed as a taxable dividend to shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from such distributions or gains. Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held. A “qualified electing fund” election or a “mark to market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its return from these investments.

If a sufficient percentage of the interests in a foreign issuer are held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to a Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. The Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. The Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.

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In addition, if the Fund owned 10% or more of the voting power of a foreign entity treated as a corporation for U.S. federal income tax purposes for the last tax year of the foreign entity beginning before January 1, 2018, the Fund may have been required to include in its income its share of certain deferred foreign income of that foreign entity. Under those circumstances, the Fund may be able to make an election for such amounts to be included in income over eight years. Any income included under this rule may have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, and even though shareholders derived no economic benefit from the foreign entity’s deferred income.

Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income received by the Fund, e.g., from REITs, may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding tax at rates of up to 21%, and require non-U.S. shareholders to file nonresident U.S. income tax returns.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain U.S. Treasury regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

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Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisors concerning the effect of owning shares of the Fund in light of their particular tax situations.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income, if any, are declared and paid quarterly by the Fund. Distributions of remaining net realized capital gains, if any, generally are declared and paid once a year, but the Fund may make distributions on a more frequent basis for the Fund to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares of the Fund are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

The Fund will make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund’s eligibility for treatment as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares issued by the Trust of the same Fund at NAV per share. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

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General Information

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series are charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

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The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, California 91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise immaterial in nature. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust has also entered into an indemnification agreement with each Trustee which provides that the Trust shall advance expenses and indemnify and hold harmless the Trustee in certain circumstances against any expenses incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act and the 1940 Act, and which provides for certain procedures in connection with such advancement of expenses and indemnification.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

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The Trust and the Adviser have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics govern the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the Trust Code of Ethics, the Trustees are permitted to invest in securities that may also be purchased by the Fund.

Financial Statements

The Trust’s independent registered public accounting firm, Tait Weller, audits and reports on the Fund’s annual financial statements. Incorporated by reference herein is the Fund’s Annual Financials and Other Information for the fiscal year ended September 30, 2025, which is included as part of the Fund’s most recent Form N-CSR filing and includes the “Report of Independent Registered Public Accounting Firm”, “Schedule of Investments”, “Statement of Assets and Liabilities”, “Statement of Operations”, “Statements of Changes in Net Assets”, “Financial Highlights” and “Notes to Financial Statements”. The Fund’s most recent Annual Financials and Other Information is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this SAI or at https://fpa.com/fund.

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Appendix A
Description of Securities Ratings

A debt obligation rating by Moody’s, Fitch, S&P, Morningstar DBRS (“Morningstar”), or Kroll Bond Rating Agency (“Kroll”) reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Fund’s Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch, S&P, Morningstar and Kroll.

Moody’s

Aaa - Bonds judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt- edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium- grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds judged to have speculative elements. Their future cannot be considered to be as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

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B - Bonds which generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application for rating was not received or accepted.

2.	The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

Fitch

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. Default is a real possibility.

CC - Very high levels of credit risk. Default of some kind seems probable.

C - Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Note: The modifiers Plus (+) or Minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation category, or to corporate finance obligation ratings in the categories below ‘CCC’.

S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong, and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

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D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular type of obligation as a matter of policy.

Morningstar

AAA – A rating of AAA is the highest credit rating assigned by Morningstar. A rating of AAA indicates an extremely strong ability to make timely interest payments and ultimate principal payments on or prior to a rated final distribution or maturity date.

AA+, AA, AA- A rating in the AA category indicates a very strong ability to make timely interest and ultimate principal payments on or prior to a rated final distribution or maturity date.

A+, A, A- A rating in the A category indicates a strong ability to make timely interest and ultimate principal payments on or prior to a rated final distribution or maturity date, but that ability could be influenced by adverse changes in circumstances or conditions, such as adverse business or economic conditions.

BBB+, BBB, BBB- A rating in the BBB category indicates the ability to make timely payments of interest and ultimate principal payments on or prior to a rated final distribution or maturity date, but that ability could be impacted by adverse changes in circumstances or conditions, such as adverse business or economic conditions.

BB+, BB, BB- A rating in the BB category indicates the ability to make timely payments of interest and ultimate payment of principal on or prior to a rated final distribution or maturity date in the absence of various adverse circumstances or conditions such as adverse business or economic conditions. The vulnerability of securities rated BB to the previously mentioned conditions is greater than that of higher rated securities or issuers.

B+, B, B- A rating in the B category indicates a default has not yet occurred, but the issuer or securities are vulnerable to adverse changes in the business or economic environment. Securities rated in the B category are more vulnerable to nonpayment of timely interest and ultimate payment of principal on or prior to a rated final distribution date than higher rated securities.

CCC+, CCC, CCC- A rating in the CCC category indicates a material likelihood of default, and for corporate and financial institution obligations, significant dependence on favorable business conditions to avoid default or capital restructuring. For structured finance securities, forecasted or actual losses may have eroded but not yet eliminated available credit support.

CC – A rating of CC on a corporate or financial institution issuer or security indicates a default has not yet occurred but the issuer or security is extremely dependent on favorable business conditions to avoid default or significant capital restructuring. This rating does not apply to structured finance securities.

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C – A rating of C on a corporate or financial institution issuer or security indicates a default is expected in the very near term. Corporate and financial institution issuers or securities will be rated C and placed on Under Review Negative during a cure period for payments of interest and principal. This rating does not apply to structured finance securities.

SD – A rating of SD indicates a selective default when an issuer has defaulted on one or more but not all its debt obligations without entering bankruptcy. Selective Default is not applicable to individual issues and therefore is not applicable to structured finance securities.

D – A rating of ‘D’ indicates that a default has occurred; or, for structured finance securities, (1) actual losses have reduced the principal balance of the security; or (2) actual losses have eliminated available credit support. Additionally, forecasted losses that would reduce the principal balance of the security or eliminate the available credit support, subject to our reasonable judgment, may be indicative of a D rating.

Kroll

AAA – Determined to have almost no risk of loss due to credit-related events. Assigned only to the very highest quality obligors and obligations able to survive extremely challenging economic events.

AA – Determined to have minimal risk of loss due to credit-related events. Such obligors and obligations are deemed very high quality.

A – Determined to be of high quality with a small risk of loss due to credit-related events. Issuers and obligations in this category are expected to weather difficult times with low credit losses.

BBB – Determined to be of medium quality with some risk of loss due to credit-related events. Such issuers and obligations may experience credit losses during stress environments.

BB – Determined to be of low quality with moderate risk of loss due to credit-related events. Such issuers and obligations have fundamental weaknesses that create moderate credit risk.

B – Determined to be of very low quality with high risk of loss due to credit-related events. These issuers and obligations contain many fundamental shortcomings that create significant credit risk.

CCC – Determined to be at substantial risk of loss due to credit-related events, near default or in default with high recovery expectations.

CC – Determined to be near default or in default with average recovery expectations.

C – Determined to be near default or in default with low recovery expectations.

D – Kroll defines default as occurring if: 1. There is a missed interest payment, principal payment, or preferred dividend payment, as applicable, on a rated obligation which is unlikely to be recovered. 2. The rated entity files for protection from creditors, is placed into receivership, or is closed by regulators such that a missed payment is likely to result. 3. The rated entity seeks and completes a distressed exchange, where existing rated obligations are replaced by new obligations with a diminished economic value.

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Kroll may append - or + modifiers to ratings in categories AA through CCC to indicate, respectively, upper and lower risk levels within the broader category.

Commercial Paper Ratings. Moody’s and S&P employ the designations set forth below to rate commercial paper.

Moody’s designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers. Issuers rated Prime- 1 have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issuers assigned the highest rating by S&P (“A”) are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety. A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong. A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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PART C: OTHER INFORMATION

FPA Global Equity ETF

FPA Short Duration Government ETF

ITEM 28.	EXHIBITS.

(a)(1)	Agreement and Declaration of Trust of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) on July 13, 1998.

(a)(1)(i)	Amendment No. 4 to the Agreement and Declaration of Trust is incorporated herein by reference to Exhibit (a)(1)(i) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(a)(2)	Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(a)(3)	Certificate of Amendment to Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(a)(4)	Certificate of Amendment to Certificate of Trust is incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2003.

(a)(5)	Certificate of Amendment to the Certificate of Trust is incorporated herein by reference to Exhibit (a)(5) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(a)(6)	Certificate of Designation of the FPA Global Equity ETF is incorporated herein by reference to Exhibit (a)(6) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(a)(7)	Certificate of Designation of the FPA Short Duration Government ETF is incorporated herein by reference to Exhibit (a)(6) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 31, 2024.

(b)(1)	By-Laws are incorporated herein by reference to Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on July 13, 1998.

(b)(2)	Amendment to By-Laws dated December 10, 1998, are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on February 8, 1999.

(b)(3)	Amendment to By-Laws dated February 6, 2006, are incorporated herein by reference to Post-Effective Amendment No. 55 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2006.

(b)(4)	Amendment to By-Laws dated August 7, 2006, are incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on August 1, 2007.

(b)(5)	Amendment to By-Laws is incorporated herein by reference to Exhibit (b)(5) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(c)	Not applicable.

(d)(1)	Form of Investment Advisory Agreement between Investment Managers Series Trust III (the “Registrant”) and First Pacific Advisors, LP for FPA Global Equity ETF is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(d)(2)	Form of Investment Advisory Agreement between the Registrant and First Pacific Advisors, LP for FPA Short Duration Government ETF is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 31, 2024.

(d)(3)	Form of Operating Expense Limitation Agreement between Registrant and First Pacific Advisors, LP for FPA Global Equity ETF - filed herewith.

(d)(4)	Form of Operating Expense Limitation Agreement between Registrant and First Pacific Advisors, LP for the FPA Short Duration Government ETF is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on October 31, 2024.

(e)(1)	Distribution Agreement between Registrant and UMB Distribution Services, LLC dated as of September 28, 2012 is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 30, 2013.

(e)(2)	Amendment to Distribution Agreement between Registrant and UMB Distribution Services, LLC Fund is incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on December 31, 2018.

(e)(3)	Amendment Agreement to the Distribution Agreement between Registrant and UMB Distribution Services, LLC and the Transfer Agency Agreement between the Registrant and UMB Fund Services, Inc. is incorporated herein by reference to Exhibit (e)(3) to Post-Effective Amendment No. 106 to the Registrant’s Registration Statement on Form N-1A filed on June 30, 2023.

(e)(4)	Form of Amendment Agreement to the Distribution Agreement between Registrant and UMB Distribution Services, LLC and the Transfer Agency Agreement between Registrant and UMBFS is incorporated herein by reference to Exhibit (e)(4) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Forn N-1A filed with the Commission on October 31, 2024.

(e)(5)	Form of Novation to Distribution Agreement is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 27, 2025.

(e)(6)	Form of Authorized Participation Agreement with respect to the FPA Global Equity ETF is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(e)(7)	Form of Authorized Participation Agreement with respect to the FPA Short Duration Government ETF is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Form N-1A filed on October 31, 2024.

(f)	Not applicable

(g)	Form of Custodian and Transfer Agent Agreement between Registrant and Brown Brothers Harriman & Co. (“BBH & Co.”) is incorporated herein by reference to Exhibit (g) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Forn N-1A filed with the Commission on January 26, 2024.

(h)(1)	Form of Administrative Agency Agreement between Registrant and BBH & Co. is incorporated herein by reference to Exhibit (h)(1) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Forn N-1A filed with the Commission on January 26, 2024.

(h)(2)	Co-Administration Agreement among Registrant and UMB Fund Services, Inc. and Mutual Fund Administration LLC is incorporated herein by reference to Exhibit (h)(2) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Forn N-1A filed with the Commission on January 26, 2024.

(h)(3)	Form of Fund of Funds Investment Agreement between JNL Series Trust and the Registrant, on behalf of the FPA Global Equity ETF - filed herewith.

(i)(1)	Opinion and Consent of Legal Counsel with respect to the FPA Global Equity ETF is incorporated herein by reference to Exhibit (i) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(i)(2)	Opinion and Consent of Legal Counsel with respect to the FPA Short Duration Government ETF is incorporated herein by reference to Exhibit (28)(i) to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement on Forn N-1A filed with the Commission on October 31, 2024.

(j)(1)	Consent of Independent Registered Public Accounting Firm for FPA Global Equity ETF – filed herewith.

(j)(2)	Consent of Independent Registered Public Accounting Firm for FPA Short Duration Government ETF – filed herewith.

(k)	Not applicable.

(l)(1)	Form of Initial Subscription Agreement with respect to the FPA Global Equity ETF is incorporated herein by reference to Exhibit (l) to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on January 26, 2024.

(l)(2)	Form of Initial Subscription Agreement with respect to the FPA Short Duration Government ETF is incorporated herein by reference to Post-Effective Amendment No. 125 to Registrant’s Registration Statement on Form N-1A filed with the Commission on October 31, 2024.

(m)	Rule 12b-1 Plan – Not applicable.

(n)	Rule 18f-3 Plan – Not applicable.

(o)	Powers of Attorney is incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No.127 to Registrant’s Registration Statement on Form N-1A filed with the Commission on November 19, 2024.

(p)(1)	Code of Ethics of Registrant is incorporated herein by reference to Post-Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A filed with the Commission on September 27, 2024.

(p)(2)	Code of Ethics of First Pacific Advisors, LP is incorporated herein by reference to Post-Effective Amendment No. 118 to the Registrant’s Registration Statement on Form N-1A filed with the Commission on April 29, 2024.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUNDS.

Not applicable.

ITEM 30.	INDEMNIFICATION.

Pursuant to Del. Code Ann. Title 12 Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and Trustees from and against any and all claims and demands whatsoever.

Reference is made to Article 8, Section 8.4 of the Registrant’s Agreement and Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant has also entered into Indemnification Agreements with each of its trustees which provide that the Registrant shall advance expenses and indemnify and hold harmless each trustee in certain circumstances against any expenses incurred by a trustee in any proceeding arising out of or in connection with the trustee's service to the Registrant, to the maximum extent permitted by the Delaware Statutory Trust Act, the Securities Act of 1933 and the Investment Company Act of 1940, and which provide for certain procedures in connection with such advancement of expenses and indemnification.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a)     Distribution Services, LLC, the principal underwriter for Registrant, acts as a principal underwriter for the Registrant and the following investment companies:

1.	AOG Institutional Fund
2.	Aspiriant Risk-Managed Capital Appreciation Fund
3.	Aspiriant Risk-Managed Real Assets Fund
4.	Aspiriant Trust
5.	Callodine Specialty Income Fund
6.	EP Emerging Markets Fund, Series of Investment Managers Series Trust
7.	EuroPac Gold Fund, Series of Investment Managers Series Trust
8.	EuroPac International Bond Fund, Series of Investment Managers Series Trust
9.	EuroPac International Dividend Income Fund, Series of Investment Managers Series Trust
10.	EuroPac International Value Fund, Series of Investment Managers Series Trust
11.	E-Valuator Funds Trust
12.	Felicitas Private Markets Fund
13.	FlowStone Opportunity Fund
14.	Green Century Funds
15.	Hamilton Lane Private Assets Fund
16.	Hamilton Lane Private Infrastructure Fund
17.	Investment Managers Series Trust III
18.	MA Specialty Credit Income Fund
19.	Monachil Credit Income Fund
20.	Pender Real Estate Credit Fund
21.	Pursuit Asset-Based Income Fund
22.	Redwood Private Real Estate Debt Fund
23.	StepStone Private Credit Income Fund
24.	StepStone Private Equity Strategies Fund
25.	StepStone Private Infrastructure Fund
26.	StepStone Private Markets
27.	StepStone Private Venture and Growth Fund
28.	The Marsico Investment Fund
29.	Thirdline Real Estate Income
30.	Variant Alternative Income Fund
31.	Variant Alternative Lending Fund
32.	Variant Impact Fund

(b)     The following information is furnished with respect to each director and officer of Distribution Services, LLC.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Gordon B. Taylor	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)     Not applicable.

ITEM 33. LOCATION OF BOOKS AND RECORDS.

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(a)	First Pacific Advisors, LP, 2101 E. El Segundo Blvd., Suite 301, El Segundo, CA 90245 (records as investment adviser);

(b)	Mutual Fund Administration LLC, 2220 E. Route 66, Suite 226, Glendora, CA 91740 (records as co-administrator);

(c)	UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212 (records as co-administrator);

(d)	Distribution Services, LLC, 190 Middle Street, Suite 301, Portland, ME 04101 (records relating to its function as distributor); and

(e)	Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110 (records as transfer agent, fund accounting agent and custodian).

ITEM 34. MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEM 35. UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and State of Wisconsin, on the 26th day of January, 2026.

INVESTMENT MANAGERS SERIES TRUST III

By:	/s/Maureen Quill
Maureen Quill
President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on the 26th day of January, 2026, by the following persons in the capacities set forth below.

Signatures	Title

/s/ Maureen Quill	Trustee, President & Principal Executive Officer
Maureen Quill

†	Trustee
Sandra Brown

†	Trustee
Robert F. Goldrich

†	Trustee
John P. Zader

†	Trustee
J. Richard Atwood

/s/ Rita Dam	Treasurer, Principal Accounting Officer & Principal Financial Officer
Rita Dam

† By:	/s/Rita Dam
Rita Dam
Attorney-in-fact, pursuant to power of attorney previously filed with Post-Effective Amendment No. 125 filed on October 31, 2024.

Exhibit Index

Form of Operating Expense Limitation Agreement for FPA Global Equity ETF	EX-99.28(d)(3)
Form of Fund of Funds Investment Agreement between JNL Trust and the Registrant, on behalf of the FPA Global Equity ETF	EX-99.28(h)(3)
Consent of Independent Registered Public Accounting Firm (FPA Global Equity ETF)	EX-99.28(j)(1)
Consent of Independent Registered Public Accounting Firm (FPA Short Duration Government ETF)	EX-99.28(j)(2)
101.INS XBRL Instance Document - the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH XBRL Taxonomy Extension Schema Document
101.CAL XBRL Taxonomy Extension Calculation Linkbase Document 101.DEF XBRL Taxonomy Extension Definition Linkbase Document
101.LAB XBRL Taxonomy Extension Label Linkbase Document
101.PRE XBRL Taxonomy Extension Presentation Linkbase Document